                                                                   EXHIBIT 10.12

                                OPTION AND ASSET
                           PURCHASE AND SALE AGREEMENT

     THIS AGREEMENT (this "Agreement"), dated as of February 28, 2005, is entered into by and between Thornton Drilling Company, a Colorado corporation with a mailing address of P.O. Box 811, Pocola, Oklahoma 74902 (hereinafter called "Buyer"), and SPA Drilling, L.P., a limited partnership organized under the laws of the State of Texas, with a mailing address of P.O. Box 6747,
Abilene, Texas (hereinafter called "Seller"),

                                   WITNESSETH:

     That Seller desires to sell to Buyer and Buyer desires to purchase from
Seller, on the terms set forth in this Agreement, those certain assets identified in Exhibits "A" and "B" attached hereto and made a part hereof.
Accordingly, Seller and Buyer agree as follows:

1.   SALE AND PURCHASE OF ASSETS

     1.1 Assets To Be Sold. Seller shall sell, transfer and assign to Buyer, and
Buyer shall purchase and receive, all right, title and interest in and to the following described assets hereinafter collectively referred to as the Assets,"
to-wit:

          1.1.1 The personal property, machinery and equipment described on
     Exhibit "A" attached hereto and made a part hereof.

          1.1.2 Those certain agreements described in Exhibit "B" attached hereto and made a part hereof

     1.2 Assets Excluded. The Assets do not include:

          1.2.1 Cash, accounts receivable and work in progress associated with the agreements described in Exhibit "B" attached hereto and made a part hereof and relating to operations prior to the Effective Date of Sale, and prepaid items.

     1.3 Conveyancing Instruments. The Assets to be conveyed by Seller to Buyer pursuant to Section 1.1 shall be conveyed "as is" with the express conditions and limitations noted in Section 4.1. The Assets to be transferred to Buyer pursuant to Section 1.1 shall be transferred pursuant to a form of sale and assignment as provided in Sections 6.1.3 and 6.2.6.

2.   PURCHASE PRICE

     2.1. Price. As consideration for the sale of the Assets, Buyer shall pay to
Seller or its designee, Nineteen Million Six Hundred Thousand United States
dollars ($19,600,000.00) (the "Purchase Price"), as follows:

          2.1.1 Upon signing this Agreement, Buyer shall pay to Seller the sum of Five Hundred Thousand Dollars ($500,000.00), which shall be an option fee, by wire transfer,

     in immediately available funds, to a bank account to be designated by
     Seller. In the event this transaction is closed, said option fee shall be credited against the purchase price of the Assets.

          2.1.2 Balance shall be paid at Closing by wire transfer, in immediately available funds, to a bank account to be designated by Seller.

          2.1.3 The payment provided for in Section 2.1.1 shall be considered an option fee. Accordingly, either Buyer or Seller may recede from this
     Agreement at any time prior to Closing by giving written notice of such action to the other party prior to Closing. Should Buyer recede from this
     Agreement, then Buyer shall forfeit the option fee to Seller and Buyer shall have no other liability whatsoever to Seller for receding from this
     Agreement. Should Seller recede from this Agreement, then Seller shall, with the written notice of Seller's receding from the Agreement, return the option fee to Buyer and pay to Buyer the additional sum of $500,000.00, and
     Seller shall have no other liability whatsoever to Buyer for receding from this Agreement.

          2.1.4 Notwithstanding the provisions of Section 2.1.3, (i) Seller may recede from this Agreement without liability to Buyer for return of Buyer's option fee or payment of an additional $500,000 if Seller recedes because
     Buyer has materially breached this Agreement, and (ii) Buyer may recede from this Agreement and be entitled to the return of its option fee if
     Buyer recedes because Seller has materially breached this Agreement or because Seller has, pursuant to the provisions of Section 5.2, 5.3 and/or
     Section 8.2, withdrawn or deleted from the Assets having a value equal to or greater than $3,000,000.

     After the Effective Date of Sale, Seller will pay only that portion of invoices received with respect to any of the agreements described in attached
Exhibit "B" that are applicable to work performed or material received in the period prior to the Effective Date of Sale; other charges and invoices under said agreements will be returned to the vendor for rebilling to Buyer.
Similarly, after the Effective Date of Sale, Buyer will pay only that portion of invoices received with respect to any of the agreements described in attached
Exhibit "B" that are applicable to work performed or material received in the period subsequent to the Effective Date of Sale; other charges and invoices under said agreements will be returned to the vendor for rebilIing to Seller.

     2.2 Assumption of Liabilities. Buyer shall assume and be responsible for all obligations of Seller accruing after the Effective Date of Sale under the agreements listed in Exhibit B hereto (except that lease rentals shall be prorated as of the Effective Date of Sale, and any obligation associated with an agreement listed in Exhibit B shall be assumed only to the extent that the material or service with respect to which such payment is due is received by
Buyer after the Effective Date of Sale).

     2.3 Non-Competition and Non-Solicitation. In consideration of the Purchase
Price, Seller and the partners in Seller (said partners being signatory parties hereto), agree that, for a period of two (2) years commencing on the Closing
Date, neither Seller nor any of the partners in Seller shall:

          (a)  engage in any way, directly or indirectly, in the business of drilling, completing or workover of oil and gas wells within a
               200 mile radius of the city limits of Abilene, Texas;

          (b)  solicit or assist in soliciting, directly or indirectly, any current, future or former customer of the Seller or Buyer, wherever situated, in connection with their needs for drilling, competition, workover or related rigs; or

          (c)  induce, advise or counsel any employee or agent, of the Buyer to leave the employ of the Buyer, solicit or employ the services of employees or agents of the Buyer, or otherwise interfere with the relationship between the Buyer and its employees or agents.

     2.4 Effective Date of Sale. The Effective Date of Sale of the Assets
described in Section 1.1 shall be at the close of business by Seller on April
29, 2005.

     2.5 Closing. The Closing of the transactions contemplated herein and the transfer of the Assets shall occur on April 29, 2005, at Seller's office at
10:00 A.M. local time, or such other date, time and place as Seller and Buyer may agree in writing.

     2.6 Purchase Price Allocation. The Purchase Price shall be allocated in accordance with Exhibit C hereto. Seller and Buyer further agree to file all tax returns or reports, including, without limitation, IRS From 8594, for their respective taxable years in which the Closing occurs and to reflect the allocation of the Purchase Price described in Exhibit C on any such tax returns or reports and agree not to take any position inconsistent therewith before any governmental authority or in the course of any tax audit, tax review or tax litigation matter relating thereto.

3.   TAXES

     3.1 Payment of Taxes. All ad valorem, property and other similar forms of taxes, which have been paid by Seller or which have accrued on or before the
Effective Date of Sale, shall be prorated between Seller and Buyer as of the
Effective Date of Sale. Buyer shall be responsible for all sales, use and similar taxes arising out of the sale of the Assets, but not any income taxes for which Seller and its partners are liable as a consequence of the Sale. At the Closing, Buyer shall pay Seller all state and local sales or use taxes applicable to that portion of the Assets which is tangible personal property, and Seller shall remit such amount to the appropriate taxing authority in accordance with applicable law. Buyer shall hold harmless and shall indemnify
Seller for any sales or use taxes assessed against Seller by any taxing authority in respect to this sale, including the amounts of any penalties, interest and attorneys' fee.

     Should this purchase and sale constitute an isolated or occasional sale and not be subject to sales or use tax with any of the taxing authorities having jurisdiction over this transaction, no sales tax will be collected by Seller from Buyer at the date of Closing. Seller agrees to cooperate with Buyer in demonstrating that the requirements for an isolated or occasional sale or any other sales tax exemption have been met.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 Seller's Representations and Warranties. Seller represents and warrants to Buyer:

          4.1.1 Seller is a limited partnership duly organized and validly existing, in good standing, under the laws of the State of Texas. Seller has the power and authority to own the Assets and to carry on its business as now conducted and to enter into and to carry out the terms of this
     Agreement.

          4.1.2 Spud, Inc., a Texas corporation and the general partner of
     Seller, and EFO OILERS, L.P., BRH 2002, L.P. and Jim D. Mayfield, the only limited partners of Seller, are the only persons having partnership interests in Seller.

          4.1.3 The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and Seller is not subject to any charter, by-law, lien or encumbrance of any kind, agreement, instrument, order or decree of any court or governmental body which would prevent consummation of the transactions contemplated by this Agreement.

          4.1.4 Seller will at the Closing be the owner of 100% of the right, title and interest in the Assets, and the transfer of the Assets to Buyer pursuant to this Agreement will vest in Buyer all right, title and interest in and to all of the Assets, free and clear of all security interests, mortgages, liens, tax liens, leases and other encumbrances.

          4.1.5 Seller has made available to Buyer for inspection and copying all books and records maintained by or on behalf of Seller concerning the
     Assets and, to the best of Seller's knowledge, none of the information so made available contains or will contain any untrue statement of a material factor omits or will omit to state a material fact necessary to make the statements contained therein not misleading.

          4.1.6 No employee of Seller has or will on the date of Closing have any contract of employment with Seller.

          4.1.7 With respect to each of the agreements described in Exhibit "B"
     attached hereto and made a part hereof: (a) each has been duly authorized, executed and delivered by Seller; (b) each is in full force and effect; (c)
     neither Seller nor, to the knowledge of Seller, any other party to such agreements (i) is, or as a result of the transactions contemplated herein will be, in breach of or default, or with the lapse of time or the giving of notice, or both, would be in breach or default, with respect to any of its obligations thereunder; or (ii) has given or threatened to give notice of any default under or inquiry into any possible default under, or action to alter, terminate, rescind or procure a judicial reformation of any such agreement; and (d) Seller ,does not anticipate that any other party to any such agreement will be in breach of or default under or repudiate any of its obligations thereunder.

          4.1.8 There are no preferential purchase rights, consents and approvals required to be obtained for the transfer of the Assets to Buyer.

          4.1.9 There is no claim, demand, filing, cause of action,
     administrative proceeding, lawsuit or other litigation pending or threatened that could now or hereafter materially affect the ownership, operation or value of any of the Assets.

          4.1.10 The Assets have been used by. Seller in compliance with all laws, orders, regulations, rules and ordinances issued or promulgated by all governmental authorities having jurisdiction with respect to the
     Assets, including, but not limited to, laws, regulations and ordinances relating to environmental protection, health and safety; and all necessary governmental certificates, consents, permits, licenses or other authorizations with regard to the ownership or operation of the Assets have been obtained and Seller has received no notices of violations in respect of such licenses, permits or authorizations.

EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, THE ASSETS DESCRIBED ON EXHIBIT
"A" ARE TO BE SOLD "AS IS," AND SELLER MAKES NO WARRANTY, EXPRESS OR IMPLIED IN
FACT OR BY LAW, WHETHER OF OPERATING CONDITION, SAFETY, COMPLIANCE WITH
GOVERNMENT REGULATIONS, MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSES,
CONDITION OR OTHERWISE, CONCERNING ANY OF SAID ASSETS. ALL PERSONAL PROPERTY,
MACHINERY AND EQUIPMENT ARE TO BE CONVEYED BY SELLER AND ACCEPTED BY BUYER
PRECISELY AND ONLY "AS IS, WHERE IS." SELLER DOES NOT WARRANT THE ASSETS FREE
FROM REDHIBITORY VICES OR DEFECTS.

     4.2 Buyer's Representations and Warranties. Buyer represents and warrants:

          4.2.1 Buyer is a corporation duly organized and validly existing, in good standing, under the laws of the State of Colorado and has the power and authority to own its property and to carry on its business as now conducted and to enter into and to carry out the terms of this Agreement.

          4.2.2 The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and Buyer is not subject to any charter, by-law, lien or encumbrance of any kind, agreement, instrument, order or decree of any court or governmental body which would prevent consummation of the actions contemplated by this Agreement.

          4.2.3 Buyer shall comply with all applicable laws, ordinances, rules and regulations and shall promptly obtain and maintain all permits required by public authorities in connection with the Assets purchased.

          4.2.4 Buyer acknowledges that the Assets have been used for oil and gas drilling operations and related oilfield operations and possibly the storage and

     disposal of waste materials incidental to or occurring in connection with such operations, and Buyer has entered into this Asset Sale Agreement on the basis of Buyer's own investigation of the physical condition of the
     Assets. Buyer is acquiring the Assets precisely and only in an "as is and where is" condition.

5.   ADDITIONAL COVENANTS

     5.1 Seller shall afford to Buyer, and/or Buyer's designated representatives, reasonable access to the Assets, from the date hereof until the
Closing, for the purpose of inspecting the Assets and conducting such tests thereon (at the expense of Buyer) as Buyer may deem necessary to satisfy itself as to the condition of the Assets.

     5.2 Asset Title Review. From the date hereof until the Closing, "Seller shall make available to Buyer without express or implied warranty of any kind regarding the accuracy of such information, copies of information in Seller's possession regarding Seller's title to the Assets. Buyer shall review the information at Seller's office Buyer specifically agrees that any conclusions made from any examination done or caused to be done shall result from its own independent review and judgment only. In the event of a title defect which would prevent Buyer from enjoyment of the Assets in the same manner enjoyed by Seller immediately prior to the date of this agreement, Buyer shall notify Seller of such. defect within fifteen (15) days after discovery. If Seller and Buyer cannot agree on resolution of such defect, Seller shall elect (a) to cure the defect at its own expense, (b) to delete the property with such defect from the sale and to reduce the Purchase Price by the amount allocated to such property on Exhibit C, or (c) to cancel the sale and refund Buyer's $500,000.00 deposit without interest.

     5.3 Operations Prior to Closing. After the date of this Agreement and prior to the Closing, Seller shall use and maintain the Assets in substantially the same manner in which they have been used and maintained prior to this Agreement.
Unless Seller and Buyer otherwise agree, Seller shall not enter into any agreement or transaction in relation to the Assets except such as are entered into in the ordinary course of business consistent with past practices. Seller shall not be obligated for any expenditures for purposes other than normal day-to-day operations between the execution of this Agreement and the Closing thereon. In the event that an expenditure for other purposes is proposed, contemplated, or necessary to maintain a property included in the Assets in the condition such property is as of the date of this Agreement, Seller shall elect
(a) to make such expenditure to maintain such property in such condition, (b) to delete the property from the sale and to reduce the Purchase Price by the amount allocated to such property on Exhibit C, or (c) to cancel the sale and refund
Buyer's $500,000.00 deposit amount without interest. Except as contemplated in the preceding sentence or unless Buyer and Seller otherwise agree, Seller shall not materially alter the Assets (other than the use of supplies and consumables)
or remove any improvements, equipment or property which comprise the Assets
(other than the use of supplies and consumables) with the exception of individual Assets (i) involving a fair market value of less than Two Thousand
Dollars ($2,000.00) and (ii) sold or transferred to unaffiliated third parties or disposed of or consumed in the ordinary course of business. Seller shall promptly notify Buyer of any material matter affecting the Assets known to
Seller which arises from the date of this Agreement to the date of Closing.

     5.4 Force Majeure. In the event any Assets is damaged by fire or other calamity before Closing, Seller may repair the damage at its cost or, at its sole option, either reduce the purchase price by the cost of the damage or withdraw the damaged asset from the sale and reduce the purchase price by the undamaged value thereof Should Buyer and Seller not agree as to the amount of such price reduction, and if Buyer is not in default hereunder, this Agreement will be terminated and Seller shall promptly after such termination return to
Buyer the amount specified in Section 2.1.1 without interest.

6.   CONDITIONS PRECEDENT TO CLOSING

     6.1 Seller's Condition Precedent. The obligations of Seller to consummate the transactions contemplated by this Agreement are subject to each of the following conditions:

          6.1.1 Buyer shall have performed and complied with aft, terms of this
     Agreement required to be performed or complied with by Buyer prior to
     Closing.

          6.1.2 No action or proceeding by or before any governmental authority shall have been instituted or threatened (and not subsequently dismissed, settled or otherwise terminated) which might restrain, prohibit or invalidate any of the transactions contemplated by this Agreement.

          6.1.3 Seller and Buyer shall have executed a bilateral form of assignment whereby Seller transfers all right, title and interest in the
     Assets to Buyer, and Buyer assumes the obligations and liabilities pursuant to Section 2.2 hereof.

     6.2 Buyer's Conditions Precedent. The. obligations of Buyer to consummate the transactions contemplated by this Agreement are subject to each of the following conditions:

          6.2.1 The representations and warranties by Seller set forth in this
     Agreement shall be true and correct in all material respects at and as of the Closing as though made at and as of the Closing; and Seller shall have performed and complied with all terms of this Agreement required to be performed or complied with by Seller prior to Closing.

          6.2.2 No action or proceeding by or before any. governmental authority shall have been instituted or threatened (and not subsequently dismissed, settled or otherwise terminated) which might restrain, prohibit or invalidate any of the transactions contemplated by this Agreement.

          6.2.3 Since the date of this Agreement, there shall have been no material adverse changes in the condition of any of the Assets, except normal depreciation of equipment through ordinary wear and tear.

          6.2.4 All consents and approvals required to be obtained for the transfer of the Assets to Buyer shall have been obtained, and all preferential purchase rights arising in connection with the transfer of the
     Assets to Buyer shall have been waived or shall have expired.

          6.2.5 Buyer shall be reasonably satisfied with the results of its due diligence review of the Assets provided for in Sections 5.1, 5.2 and 8.2.

          6.2.6 Seller and Buyer will have, executed a bilateral form of assignment whereby Seller transfers all right, title and interest in the
     Assets to Buyer, and Buyer assumes the obligations and liabilities pursuant to Section 2.2 hereof.

7.   CROSS-INDEMNIFICATION

     7.1 Buyer agrees to indemnify and hold Seller harmless from and against any and all liability, loss, cost and expense (including, without limitation, court costs and reasonable attorneys' fees) that are attributable to the Assets conveyed to Buyer and are attributable to periods of time after the Effective
Date of Sale (including, but not limited to, any liability resulting from the condition of the Assets arising after the Effective Date of Sale under any federal, state or local statute, regulation, rule, ordinance or order relating to the environment or health and safety) or that are attributable to a breach by
Buyer of any of its surviving representations and warranties hereunder.

     7.2 Seller agrees to indemnify and hold Buyer harmless from and against any and all liability, loss, cost and expense (including, without limitation, court costs and reasonable attorneys' fees) that are attributable to the Assets conveyed to Buyer and are attributable to periods of time on or before the
Effective Date of Sale (including, but not limited to, any liability resulting from the condition of the Assets as of the Effective Date of Sale under any federal, state or local statute, regulations, rule, ordinance or order relating to the environment or health and safety) or that are attributable to a breach by
Seller of any of its surviving representations and warranties hereunder.

     7.3 Each party does not assume, and hereby disclaims any liability or obligation in respect of, any matter against which a party is obligated to indemnify the other party under the terms of this Agreement.

8.   MISCELLANEOUS

     8.1 Payment of Expenses and Fees. Buyer and Seller shall each bear their own costs and expenses, including but not limited to attorney's fees incurred in connection with the transactions contemplated in this Agreement; provided, however, Buyer shall pay all recording fees or transfer taxes in connection with the recording of any instrument of transfer of Assets from Seller to Buyer hereunder.

     8.2 Environmental Review. Promptly after signing this Agreement, Buyer and/or its representatives may have access to environmental data in Seller's files for the Assets to be sold herein. Buyer and/or its representatives shall review the information at Seller's office. Buyer specifically acknowledges that such access is given as an accommodation only, that Seller makes no representations whatsoever as to the accuracy completeness or reliability of any such environmental information so or otherwise disclosed to or obtained by Buyer and that Buyer

relies and depends on and uses any and all such environmental information exclusively and entirely at its own risk and without any recourse whatsoever.
Seller shall use reasonable efforts to arrange for the performance of any additional environmental testing at Buyer's expense which Buyer may reasonably request, and Seller and Buyer shall cooperate to ensure that such testing is performed on an expedited basis before Closing. If it is determined by Closing that any of the Assets has been materially contaminated (with "materially contaminated" being defined as the violation of applicable Federal or State laws or regulations or common law principles, with respect to environmental conditions, to the extent that prosecution, if instituted, would likely result in a penalty, fine or damage payment which are material when compared with the value of the affected property), Seller shall elect either (a) to correct or to make arrangements for the correction of such contamination, (b) to delete the
Asset from this sale and reduce the Purchase Price by the amount allocated to such Asset on Exhibit C, or (c) to cancel the entire sale and refund Buyer's
$500,000.00 option fee without interest. Buyer shall cooperate with Seller's reasonable corrective work, and any operations unreasonably interfering with the corrective work shall cease until correction is completed.

     8.3 Books and Records. With the exception of books of account, tax returns and correspondence relating thereto, Seller's proprietary, technical or interpretive information and any documents of overall significance to Seller's business, Seller shall deliver to Buyer promptly after Closing copies of any materials, contract and agreement files which may exist in Seller's files and which relate to the Assets. Buyer shall preserve such records for a period of six years after the date of Closing or such longer periods as may be required by law or agreement relating to such documents and during such period shall make the same available for examination (or for the making of copies or extracts), if necessary for a lawful purpose, by Seller at reasonable times so not to interfere with Buyer's business. If Buyer desires to destroy any such materials prior to the end of such period, Buyer shall give Seller notice of such desire and may destroy such materials unless Seller requests that such materials not be destroyed, in which case such materials' shall be retained by Buyer or retransferred to Seller.

     8.4 Entire Agreement. This Agreement constitutes the entire agreement between Seller and Buyer with respect to the transactions contemplated herein, and supersedes all prior oral or written agreements, commitments, understandings or information otherwise furnished by Seller to Buyer with respect to such matters. No amendment shall be binding unless in writing and signed by representatives of both parties. Headings used in this Agreement are only for convenience of reference and shall not be used to define the meaning of any provision. This Agreement is for the benefit of Seller and Buyer only and not for the benefit of third parties.

     8.5 Notices. All notices and consents to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, telexed with receipt acknowledged, mailed by registered mail, or delivered by a recognized commercial courier to the party at the address set forth on the first page of this Agreement or such other address as any party shall have designated by ten days' notice to the other party.

     8.6 Governing Law. This Agreement shall be governed by the law of the State of Texas without regard to rules concerning conflicts of law.

     8.7 All representations and warranties made by Seller and Buyer under this
Agreement shall remain in full force and effect, and shall survive the execution, delivery and performance of this Agreement, for a period of two years from the Closing.

     8.8 Assignment. Buyer may assign its rights and obligations under this
Agreement to an entity in which Buyer or an affiliate of Buyer owns in excess of
80% of the equity interests without the consent of Seller.

     IN WITNESS WHEREOF, each party hereto has executed this agreement in the presence of the indicated witnesses, to be effective as of the Effective Date.

                                   SPA DRILLING, L.P.

                                   By: Spud, Inc., a Texas corporation
                                       General Partner of SPA Drilling, L.P

                                   By: /s/ BEN HOLMES
                                       -----------------------------------------
                                   Name: Ben Holmes
                                   Title: President

                                   Date: 2-28-05

                                   EFO OILERS, L.P., a Texas limited partnership
                                      Limited Partner of SPA Drilling, L.P.

                                   By: EFO Holdings, L.P.
                                   Its: General Partner

                                   By: EFO GenPar, Inc., a Texas corporation
                                   Its: General Partner

                                   By: /s/ G. LARRY WALLACE
                                       -----------------------------------------
                                   Name: G. Larry Wallace
                                   Its: President

                                   Date: 2-25-05

                                       10

                                   BRH 2002, L.P., a Texas limited partnership
                                      Limited Partner of SPA Drilling, L.P.

                                   By: SHK Inc., a Texas corporation
                                   Its: General Partner

                                   By: /s/ BEN HOLMES
                                       -----------------------------------------
                                   Name: Ben Holmes
                                   Its: President

                                   Date: 2-28-05

                                   /s/ JIM D. MAYFIELD
                                   ---------------------------------------------
                                       Jim D. Mayfield
                                       Limited Partner of SPA Drilling, L.P.

                                   Date: 2-28-05

                                   THORNTON DRILLING COMPANY

                                   /s/ RICHARD THORNTON
                                   ---------------------------------------------
                                   By: Richard Thornton
                                   Its: President

                                   Date: 2-28-05

                                       11

                                 Exhibits A & B

SPA DRILLING, LP.                                          SECTION 03. INVENTORY

                                   RIG NO. 01

                             Exhibit A and Exhibit B
               to the option and Asset Purchase and sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

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                                                          FMV           OLV
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DRAWWORKS:
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CARDWELL L-350 Single Drum Drawworks, 350 Hp., Lebus
grooved f/ 1-1/8" Line, KELCO Makeup & Breakout
Catheads, Over-running Clutch, Air Driller's Console
Controls, Crown-O-Matic.
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MAST:
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LEE C. MOORE 94 Ft. Double Telescoping Mast, Cable
Raised w/ (3) 36" Crown Block Sheaves, Crown Safety
Platform, Double Pipe Racking Board, Ladder.
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CARRIER:
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All Above Mounted on Tri-Axle Trailer w/ (2)
Compounded CATERPILLAR 3306 Diesel Engines, 280 Hp.
Each, Air Start, Radiator, Gauges, (2) QUINCY 325
Air Compressors, (2) Hydraulic Leveling Jacks,
Hydraulic Winch, Folding Walkways w/ Stairs,
14.00 x 20 Tires. '
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SUBSTRUCTURE:
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16'W x 10'H x 40'L Box Type Substructure, Rotary
Beams, V-Door Ramp, (2) Stairs, Safety Rails,
Deadline Anchor, w/ Back-On Ramp.
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PUMP: (Primary)
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CONTINENTAL EMSCO D-375 Duplex Mud Pump, S/N 170,
Cast Fluid End, HYDRIL K-20-3000 Pulsation Dampener,
OTECO 3" Shear Relief Valve, Suction Screen,
Suction Line Dampener, OTECO TYPE D 0-3,000 Psi.
Pressure Gauge, S/N 2020, V-Belt Drive Assembly,
Master Skidded w/ Engine.
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PUMP POWER:
--------------------------------------------------------------------------------
CATERPILLAR D-353 Diesel Engine, Air Start,
Radiator, Gauges, Torque Converter, Master Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP: (Standby)
--------------------------------------------------------------------------------
CONTINENTAL-EMSCO D-300 Duplex Mud Pump, Cast Fluid
End, HYDRIL K-20-3000 Pulsation Dampener, OTECO 3"
Shear Relief Valve, REBUILT TYPE D 3,000 Psi.
Pressure Gauge, S/N 1140201, V-Belt Drive Assembly,
Master Skidded w/ Engine.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP POWER:
--------------------------------------------------------------------------------
CATERPILLAR D-353 Diesel Engine, S/N 46B09325, Air
Start, Radiator, Gauges, Torque Converter, Master
Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ROTATING EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NATIONAL FE-175 Rotary Table, 17-1/2" Opening, 44"
Centers w/ Split Master Bushing.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                          SECTION 03. INVENTORY

                                   RIG NO. 01

                             EXHIBIT A and Exhibit B
               to the option and Asset Purchase and sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CONTINENTAL-EMSCO LB-140 Swivel, 140 Ton.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4-1/2" x 36'L Square Kelly.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
VARCO Kelly Drive Bushing.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Upper Kelly Valve.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lower Kelly Valve.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRAVELING EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BAASH-ROSS DEM-430 150 Ton Block/Hook Combo.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3"Dia. x 108"L Elevator Links.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WELL-CONTROL EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REAGAN 3000 Annular Blowout Preventer, 10" x 3,000
Psi.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3-Station Closing Unit, w/ (1) Air Pump, (1)
80-Gallon Spherical Accumulator Bottle, Mtd. In Lift
Cage, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3,000 Psi. BOP Choke Manifold w/ (1) 5-Way Cross,
(5) 2-1/16" x 3M Gate Valves, (1) 3-1/16" x 3M Gate
Valve, (1) 2-1/16" x 3M Manual Adjustable Choke
Valve, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KILL SIDE VALVES: (1) 2-1/16" x 3M Gate Valve.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CHOKE SIDE VALVES: (1) 3-1/16" x 3M Gate Valves.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RIG HOUSES:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MONTEREY ROAD RANGER Toolpusher's House, 8'W x 24'L,
Tandem Axle, Single Wheel, 70R15 Tires. TX 926 J5G
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
6'W x 27'L Driller's Doghouse w/ (12) Lockers,
Knowledge Box, Bench Storage, Fluorescent Lights,
Electric Heaters, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FISHER WIZARD Automatic Driller.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STAR 2-Pen Recorder.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8'W x 39'L Utility Skid w/ (2) ALLIS CHALMERS 10,000
Generators, (1) QUINCY 310 Air Compressor, 7'Dia. x
14'L, 4,000 Gallon Fuel Tank, (1) 3'Dia. x 7'L
3-Compartment Lubester, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                          SECTION 03. INVENTORY

                                   RIG NO. 01

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MUD SYSTEM:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4'W x 4'8"H x 6'8"L, 21 Bbl., Pre-Mix Tank w/ (1)
Compartment, Mud Hopper, Round Bottom, Internal
Plumbing, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10'W x 4'H x 51'L, 350 Bbl., Mud Suction Tank w/
(2) Compartments, Flat Bottom, Internal Plumbing,
Top Mounted Walkways, Stairs, Safety Rails, Skidded
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10'W x 4'H x 51'L, 350 Bbl., Mud Shaker Tank w/ 4'
Porch, (4) Compartments, Flat Bottom, Internal
Plumbing, Side Mounted Walkways, Stairs, Safety
Rails, Skidded
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MCM 5" x 6" Centrifugal Desilter Pump p/b TEAM 40
Hp. Electric Motor.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Single, Single Screen, Vibrating Shale Shaker.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DEMCO Desilter w/ (8) 2" Hydro-Cones.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WATER/FUEL TANKS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8'6"W x 6'H x 31'L, 270 Bbl. Water Tank, w/ 6'L
Parts Room, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
200 Gallon LPG Tank, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HANDLING TOOLS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FOLEY TYPE B Rotary Tongs:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WEB WILSON 4-1/2" Drill Pipe Elevators.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) Casing Elevators.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) Drill Pipe Slips.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8-Segment Drill Collar Slips.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
11-Segment Drill Collar Slips.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8-Segment Drill Collar Safety Clamp.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTRUMENTATION:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTCO 0-400,000 Lb. Capacity Weight Indicator,
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REBUILT TYPE D 0-3,000 Psi. Mud Gauge, S/N 15990.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                          SECTION 03. INVENTORY

                                   RIG NO. 01

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
                between Thornton Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ANCILLARY EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3"ID x 54'L Rotary Hose.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) 3"Dia. x 15'L Vibrator Hoses.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) 3"Dia. x 15'L Suction Hoses.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5'6"W x 42"H x 48'6"L Catwalk, 1-Section w/ Steel
Deck.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(3) Sets of 6, 42"H x 28'L Triangular Pipe Racks.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(3) 8'W x 42"H x 38'L Pipe Tubs, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HALLIBURTON Hydraulic Measuring Device.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Rathole & Mousehole.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fluorescent Mercury-Vapor Rig Lights, w/ Wiring.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1,500' of 1-1/8" Drill Line w/ Spool.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Miscellaneous Spare Parts, Hand Tools, Valves, Fire
Extinguishers, Etc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RIG NO. 01 *(As Complete Rig).                      $710,150      $568,120
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ALLOCATION                                                 623,519
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      TUBULARS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DRILL PIPE:
--------------------------------------------------------------------------------
6,000 Ft. (194 Joints) 4-1/2", 16.60 Lb., Drill Pipe
w/ 4-1/2" XH Tool Joints.                                 $216,000      $210,600
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DRILL COLLARS:
--------------------------------------------------------------------------------
(20) 6" OD x 31'L Drill Collars w/ 4-1/2" XH
Connections.                                              $ 40,000      $ 39,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL TUBULARS                                            $256,000      $249,600
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ALLOCATION                                                 246,623
--------------------------------------------------------------------------------
TOTAL RIG AND TUBULARS                                    $966,150      $817,720
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                          SECTION 03. INVENTORY

                                   RIG NO. 03

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
                                                           FMV           OLV
--------------------------------------------------------------------------------
DRAWWORKS:
--------------------------------------------------------------------------------
MID-CONTINENT U-34 Single Drum Drawworks, 375 Hp.,
Lebus grooved f/ 1" Line, FOSTER Makeup & Breakout
Catheads, Hydromatic Brake, Over-running Clutch, Air
Driller's Console Controls, Crown-O-Matic.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MAST:
--------------------------------------------------------------------------------
85 Ft. 4-Leg Mast, 200,000 Lb. Static Hook Load,
Hydraulically Raised w/ (1) 3-Stage Raising Rams, (5)
36" Crown Block Sheaves, Crown Safety Platform,
Double Pipe Racking Board, Ladder, Guylines.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CARRIER:
--------------------------------------------------------------------------------
All Above Mounted on Tri-Axle Trailer w/ Compounded
CATERPILLAR 3406 Diesel Engine, 375 Hp., Air Start,
Radiator, Gauges, QUINCY 325 Air Compressor, (2)
Hydraulic Leveling, Jacks, Folding Walkways w/
Stairs, 18.00 x 22.5 Tires.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SUBSTRUCTURE:
--------------------------------------------------------------------------------
12'W x 4'10"H x 14'L Box Type Substructure, Rotary
Beams, V-Door Ramp, (2) Stairs, Safety Rails,
Deadline Anchor, w/ Back-On Ramp.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP: (Primary)
--------------------------------------------------------------------------------
*(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP POWER:
--------------------------------------------------------------------------------
*(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP: (Standby)
--------------------------------------------------------------------------------
EWCO 15W60 Duplex Mud Pump w/ OTECO 3" Shear Relief
Valve, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP POWER:
--------------------------------------------------------------------------------
*(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ROTATING EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NATIONAL Rotary Table, 17-1/2" Opening, 44" Centers
w/ Split Master Bushing.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Swivel. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4-1/4" x 40'L Square Kelly.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
VARCO HD Kelly Drive Bushing.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Upper Kelly Valve. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lower Kelly Valve. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                          SECTION 03. INVENTORY

                                   RIG NO. 03

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRAVELING EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CONTINENTAL-EMSC0 150 Ton Block w/ (3) 36" Sheaves.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2-3/4"Dia. x 72"L Elevator Links.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WELL-CONTROL EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annular Blowout Preventer. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Closing Unit. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BOP Choke Manifold. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KILL SIDE VALVES: *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CHOKE SIDE VALVES: *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RIG HOUSES:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Toolpusher's House *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Driller's Doghouse. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Automatic Driller. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Recorder. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GENERATORS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AC Generator. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AC Generator. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Air Compressor. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Transformer. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Electrical Panel. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Utility House. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MUD SYSTEM:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Pre-Mix Tank. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mud Suction Tank. *(MISSING)
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                          SECTION 03. INVENTORY

                                   RIG NO. 03

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mud Shaker Tank. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shale Shaker. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WATER/FUEL TANKS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Water Tank. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LPG Tank. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HANDLING TOOLS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Rotary Tongs. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Drill Pipe Elevators. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Casing Elevators. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Drill Pipe Slips. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Drill Collar Slips. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Drill Collar Slips. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Safety Clamp. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTRUMENTATION:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Weight Indicator. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REBUILT TYPE D 6,000 Psi. Mud Gauge, S/N RB865.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ANCILLARY EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3-1/2" x 54'L Rotary Hose.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Vibrator Hoses. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Suction Hoses. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8'W x 42'L Trailer-Type Catwalk, 18.00 x 22 Tires.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Pipe Racks. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Pipe Tubs. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Measuring Device. *(MISSING)
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                          SECTION 03. INVENTORY

                                   RIG NO. 03

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Rathole & Mousehole. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fluorescent Mercury-Vapor Rig Lights, w/Wiring.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Drill Line. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Miscellaneous Spare Parts, Hand Tools,
Valves, Fire Extinguishers, Etc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RIG No. 03 *(As Complete Rig).                      $387,100      $309,680
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ALLOCATION                                                 339,878
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 05

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
                                                           FMV           OLV
--------------------------------------------------------------------------------
DRAWWORKS:
--------------------------------------------------------------------------------
SKYTOP-BREWSTER N-42 Single Drum Drawworks S/N
420030, 550 Hp., Lebus Grooved f/ 1-1/8" Line, FOSTER
Makeup & Breakout Catheads, Over-Running Clutch, Air
Driller's Console, Crown-O-Matic.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMPOUND:
--------------------------------------------------------------------------------
SKYTOP BREWSTER 2-Engine In-Line Compound w/ QUINCY
325 Air Compressors.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BRAKE:
--------------------------------------------------------------------------------
PARMAC 122, 22" Hydromatic Brake.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
POWER SOURCE:
--------------------------------------------------------------------------------
NO. 1 - CATERPILLAR 3406, Diesel Engine 475 Hp. w/
Air Start, Radiator, Gauges, TWIN DISC TC-675 Torque
Converter.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NO. 2 - CATERPILLAR 3406, Diesel Engine 475 Hp. w/
Air Start, Radiator, Gauges, TWIN DISC TC-675 Torque
Converter.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MAST:
--------------------------------------------------------------------------------
L.C.M. 127'H x 11'4"W Cantilever Mast, Pin Type,
5-Sheave Crown Block, 4" Standpipe & Standpipe
Manifold, Crown Safety Platform, Racking Board, Tong
Counterweights, Ladder, Derrick Climber, Geronimo,
Boom, Mast Stand.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SUBSTRUCTURE:
--------------------------------------------------------------------------------
18'W x 13'H x 45'L Box Substructure, w/ 3'H Pony
Sub, Rotary Beams, V-Door Ramp, (2) Stairs, Safety
Rails, Deadline Anchor, GARDNER-DENVER AVLAL 2-Stage
Air Compressor p/b 20 Hp. Electric Motor Mtd. On 150
Gallon Air Receiver Tank.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP: (Primary)
--------------------------------------------------------------------------------
GARDNER-DENVER PZ-9 Triplex Mud Pump, Forged Steel
Fluid End, HYDRIL K-20-5000 Pulsation Dampener,
OTECO 3" Shear Relief Valve, MISSION MAGNUM 5" X 6"
Centrifugal Charging Pump S/N N82284, Rod Cooling
Pump, CAMERON TYPE D 3,000 Psi. Pressure Gauge, S/N
35106, V-Belt Drive Assembly, Master Skidded w/
Engine.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP POWER:
--------------------------------------------------------------------------------
CATERPILLAR D-399 Diesel Engine, S/N 35B0620, Air
Start, Radiator, Gauges, Torque Converter, Master
Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 05

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP: (Standby)
--------------------------------------------------------------------------------
GARDNER-DENVER PZ-9 Triplex Mud Pump, Forged Steel
Fluid End, HYDRIL K-20-5000 Pulsation Dampener,
OTECO 3" Shear Relief Valve, DOUBLE LIFE 5" x 6"
Centrifugal Charging Pump S/N 3396, Rod Cooling
Pump, OTECO MODEL 7 6,000 Psi. Pressure Gauge,
S/N 20740, V-Belt Drive Assembly, Master Skidded
w/ Engine.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP POWER:
--------------------------------------------------------------------------------
CATERPILLAR D-398 Diesel Engine, S/N 66B1710,
Air Start, Radiator, Gauges, Master Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ROTATING EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CONTINENTAL-EMSCO T-1750 Rotary Table, 17-1/2"
Opening, 44" Centers w/ Split Master Bushing.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CONTINENTAL-EMSCO LB-200 Swivel, 200 Ton.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4-1/4" x 40'L Kelly.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BAASH-ROSS Kelly Drive Bushing.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Upper Kelly Valve.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lower Kelly Valve.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRAVELING EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MCKISSICK 180 Ton Block/Hook Combo.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3"Dia. x 108"L Elevator Links.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WELL-CONTROL EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REGAN 3000 Annular Blowout Preventer, 10" x 3,000
Psi.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHAFFER LWS Double Blowout Preventer, 11" x 3,000
Psi.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4-Station Accumulator Unit, w/ (1) Triplex Pump p/b
5 Hp. Electric Motor, (2) Air Pumps, (1) 80 Gallon
Spherical Accumulator Bottle, Mtd. 6'W x 15'L Skid.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3,000 Psi. BOP Choke Manifold w/ (1) 4-Way Cross,
(3) 2-1/16" x 3M Gate Valves, (2) 2-1/16" x 3M
Manual Adjustable Choke Valves, Mtd. 4'W x 8'L Skid.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KILL SIDE VALVES: (1) 2-1/16" x 3M Gate Valve.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CHOKE SIDE VALVES: (1) 3-1/16" x 3M Gate Valves.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 05

                             Exhibit A and Exhibit B
               to the option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RIG HOUSES:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10'W x 50'L Toolpusher's House Fully Furnished,
Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7'6"W x 14'L Doghouse w/ 3'L Porch, Round Top,
Knowledge Box, (4) Lockers, Bench Storage,
Fluorescent Lights, Electric Heater, Skidded.
*(Doghouse raises & lowers out/in Water Tank).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WILDCAT ADS-1 Auto Driller, S/N 189.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GEOLOGRAPH 3-Pen Recorder.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GENERATOR/UTILITY HOUSE:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NO. 1 - CAT SR-4 275 Kw. AC Generator, S/N B49BH7134
p/b CATERPILLAR 3406 Diesel Engine S/N 2WB01258
w/ Electric Start, Radiator, Gauges.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NO. 2 - CAT SR-4 275 Kw. AC Generator, p/b
CATERPILLAR 3408 Diesel Engine S/N 67U694
w/ Electric Start, Radiator, Gauges.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GARDNER-DENVER 2-Stage Air Compressor p/b 20 Hp.
Electric Motor.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SQUARE D 75 KVA Transformer.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Electrical Panel.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
All Above Mtd. in SHOPBUILT 8'W x 40'L Utility
House.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MUD SYSTEM:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10'W x 5'H x 40'L, 343 Bbl., Mud Suction Tank w/ (2)
NORD 5 Hp. Mud Agitators p/b 5 Hp. Electric Motors,
(2) Compartments, Flat Bottom, Internal Plumbing,
Top Mounted Walkways, Stairs, Safety Rails, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10'W x 5'H x 40'L, 343 Bbl., Mud Shaker Tank w/ (1)
NORD 5 Hp. Mud Agitator p/b 5 Hp. Electric Motor,
(3) Compartments, Round Bottom, Internal Plumbing,
Top Mounted Walkways, Stairs, Safety Rails, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KEM-TRON 3" x 4" Centrifugal Pump S/N 250000 p/b
BALDOR 20 Hp. Electric Motor.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KEM-TRON 3" x 4" Centrifugal Pump S/N 290005 p/b
BALDOR 20 Hp. Electric Motor.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KEM-TRON KT-6-140 Single, Single Screen, Vibrating
Shale Shaker S/N 290016.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KEM-TRON VSP-112 Desander S/N 112010 w/ (2) 10"
Cones.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KEM-TRON KT-6-140 Desilter S/N 170006 w/ (6) 2"
Cones.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 05

                             Exhibit A and Exhibit B
               to the option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WATER/FUEL TANKS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10'W x 6'H x 40'L, 410 Bbl. Water Tank, w/ 3' Pony
Sub.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8'W x 36'L Utility Skid w/ 6'Dia. x 14'L Fuel Tank,
250 Gallon LPG Tank, 8'W x 15'L Parts/Change House
w/ (4) Lockers, Storage Bins, Knowledge Box,
Cabinets, 4'Dia. x 8'L, 3 Compartment Lubester.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HANDLING TOOLS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WOOLLEY TYPE C Rotary Tongs.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WEB WILSON 4-1/2" Drill Pipe Elevators.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) Casing Elevators.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) 4-1/2" Drill Pipe Slips.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
12-Segment Drill Collar Slips.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9-Segment Drill Collar Slips.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
12-Segment Drill Collar Safety Clamp.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTRUMENTATION:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ATLAS SEALTITE 120,000 Lb. Capacity Weight
Indicator.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REBUILT TYPE D 3,000 Psi. Mud Gauge, S/N 664RB.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ANCILLARY EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3"ID x 54'L Rotary Hose.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) 3"Dia. x 15'L Vibrator Hoses.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) 6"Dia. x 6'L Suction Hoses.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5'6"W x 42"H x 48'6"L Catwalk, 2-Section w/ Steel
Deck.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(3) Sets of 6, 42"H x 28'L Triangular Pipe Racks.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(4) 8'W x 42"H x 34'L Pipe Tubs.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HALLIBURTON Hydraulic Measuring Device.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Rathole & Mousehole.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 05

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fluorescent Mercury-Vapor Rig Lights, w/Wiring.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1,500' of 1-1/8" Drill Line w/Spool.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Miscellaneous Spare Parts, Hand Tools, Valves,
Fire Extinguishers, Etc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RIG No. 05 *(As Complete Rig).                    $3,056,850   $2,445,480
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ALLOCATION                                               2,683,946
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       TUBULARS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DRILL PIPE:
--------------------------------------------------------------------------------
7,657 Ft. (247 Joints) 5", 19.50 Lb.,
Drill Pipe w/5" XH Tool Joints.                         $  321,595   $  313,555
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3,968 Ft. (128 Joints) 4-1/2", 16.60 Lb.,
Drill Pipe w/ 4-1/2" XH Tool Joints.                    $  142,850   $  139,300
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DRILL COLLARS:
--------------------------------------------------------------------------------
(3) 8" OD x 31'L Drill Collars, w/6-5/8" REG.
Connections.                                            $   13,500   $   13,160
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(15) 6" OD x 31'L Drill Collars w/4-1/2"
XH Connections.                                         $   48,000   $   46,800
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL TUBULARS                                          $  525,945   $  512,815
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ALLOCATION                                                 506,690
--------------------------------------------------------------------------------
TOTAL RIG AND TUBULARS                                  $3,582,795   $2,958,295
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 06

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
                                                           FMV          OLV
--------------------------------------------------------------------------------
DRAWWORKS:
--------------------------------------------------------------------------------
WEISS W-45 Single Drum Drawworks S/N 9-80, 450 Hp.,
Lebus Grooved f/1-1/8" Line, FOSTER Makeup &
Breakout Catheads, Over-Running Clutch, Air
Driller's Console, Crown-O-Matic.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMPOUND:
--------------------------------------------------------------------------------
2-Engine In-Line Compound w/ QUINCY 240 Air
Compressor, S/N 21376.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BRAKE:
--------------------------------------------------------------------------------
D & H MOD. 106 15" Double Hydromatic Brake.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
POWER SOURCE:
--------------------------------------------------------------------------------
No. 1 - CATERPILLAR 3406 Diesel Engine
S/N 90U12548, 475 Hp. w/ Air Start, Radiator,
Gauges, TWIN DISC F-115-24 TC 1 Torque Converter.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
No. 2 - CATERPILLAR 3406 Diesel Engine
S/N 90U12604, 475 Hp. w/ Air Start, Radiator,
Gauges, TWIN DISC F-115-24 TC-1 Torque Converter.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MAST:
--------------------------------------------------------------------------------
BUTLER PARKS 102'H Cantilever Mast S/N BP352B,
230,000 Lb. Static Hook Load, Pin Type, 5-Sheave
Crown Block, 4" Standpipe & Standpipe Manifold,
Crown Safety Platform, Racking Board, Tong
Counterweights, Ladder, Derrick Climber, Geronimo,
Boom, Mast Stand.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SUBSTRUCTURE:
--------------------------------------------------------------------------------
18'W x 10'H x 40'L Box Substructure, w/ V-Door Ramp,
(2) Stairs, Safety Rails, Deadline Anchor,
QUINCY 325 Air Compressor p/b MARATHON 5 Hp.
Electric Motor.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP: (Primary)
--------------------------------------------------------------------------------
IDEAL C-350 Duplex Mud Pump, Forged Steel Fluid End,
HYDRIL K-20-3000 Pulsation Dampener, OTECO 3" Shear
Relief Valve, OTECO MODEL 7 3,000 Psi, Pressure
Gauge, S/N 21480, V-Belt Drive Assembly, Master
Skidded w/ Engine.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP POWER:
--------------------------------------------------------------------------------
CATERPILLAR D-379 Diesel Engine, Air Start,
Radiator, Gauges, Torque Converter, Master Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP: (Standby)
--------------------------------------------------------------------------------
IDEAL C-350 Duplex Mud Pump, Forged Steel Fluid End,
HYDRIL K-20-3000 Pulsation Dampener, OTECO 3" Shear
Relief Valve, REBUILT TYPE F 6,000 Psi. Pressure
Gauge, S/N RB8874, V-Belt Drive Assembly, Master
Skidded w/ Engine.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 06

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP POWER:
--------------------------------------------------------------------------------
CATERPILLAR D-379 Diesel Engine, Air Start,
Radiator, Gauges, Master Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ROTATING EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BREWSTER Rotary Table, 17-1/2" Opening,
44" Centers w/ Split Master Bushing.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CONTINENTAL-EMSCO LB-140 Swivel, 140 Ton.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4-1/4" x 40'L Kelly.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
VARCO Kelly Drive Bushing.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Upper Kelly Valve.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lower Kelly Valve.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRAVELING EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SOWA 150 Ton Block/Hook Combo.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3"Dia. x 108"L Elevator Links.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WELL-CONTROL EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REGAN 3000 Annular Blowout Preventer, 10" x 3,000
Psi.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4-Station Accumulator Unit, w/ (1) Triplex Pump
p/b 10 Hp. Electric Motor, (2) Air Pumps,
(1) 80 Gallon Spherical Accumulator Bottle,
Mtd. 6'W x 15'L Skid.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3,000 Psi. BOP Choke Manifold w/ (1) 4-Way Cross,
(3) 2-1/16" x 3M Gate Valves, (2) 2-1/16" x 3M
Manual Adjustable Choke Valves, Mtd. 4,W x 6'L
Adjustable Height Skid.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KILL SIDE VALVES: (1) 2-1/16" x 3M Gate Valve.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CHOKE SIDE VALVES: (1) 3-1/16" x 3M Gate Valves.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RIG HOUSES:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10'W x 21'L FLEETWOOD WILDERNESS Toolpusher's House
S/N 3963960, Tandem Axle, Single Wheel, 75R15
Tires, Fully Furnished, Skidded. TX 49Y GKF
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
11'8"W x 33'L Doghouse w/ Porch, Round Top,
Knowledge Box, (15) Lockers, Bench Storage,
Fluorescent Lights, Electric Heater, Skidded.
*(Doghouse raises & lowers out/in Water Tank).
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 06

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SATELITE Auto Driller.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MARTIN DECKER 3-Pen Recorder.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GENERATOR/UTILITY HOUSE:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NO. 1 - CAT SR-4 180 Kw. AC Generator, p/b
CATERPILLAR 3406 Diesel Engine w/ Electric Start,
Radiator, Gauges.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NO. 2 - CAT SR-4 180 Kw. AC Generator, p/b
CATERPILLAR 3406 Diesel Engine w/ Electric Start,
Radiator, Gauges.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
75 KVA Transformer.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Electrical Panel.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
All Above Mtd. w/ Fuel Tank.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MUD SYSTEM:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
6'W x 6'H x 9'L, 55 Bbl. Premix Mud Tank w/12'
Porch Hooper, WITCHITA 5" x 6" Centrifugal Pump p/b
DETROIT 4-71 Diesel Engine, Electric Start,
Radiator, Gauges.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8'W x 7'H x 42'L, 400 Bbl. Mud Suction Tank w/
(3) Compartments, Flat Bottom, Internal Plumbing,
Top Mounted Walkways, Stairs, Safety Rails,
Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8'W x 7'H x 38'L, 365 Bbl. Mud Shaker Tank w/ (2)
Compartments, Round Bottom, Internal Plumbing,
Top Mounted Walkways, Stairs, Safety Rails,
Skidded
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MISSION MAGNUM 5" x 6" Centrifugal Pump S/N N59348
p/b JOHN DEERE 3 Cyl. Diesel Engine, S/N
DC42391659324.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KEM-TRON 3" x 4" Centrifugal Pump S/N 290005
p/b BALDOR 20 Hp. Electric Motor.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KEM-TRON KT-6-140 Single, Single Screen, Vibrating
Shale Shaker S/N 290016.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KEM-TRON VSP-112 Desander S/N 112010 w/ (2) 10"
Cones.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KEM-TRON KT-6-140 Desilter S/N 170006 w/ (6) 2"
Cones.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WATER/FUEL TANKS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10'W x 7'H x 27'L, 325 Bbl. Water Tank, w/ 3'
Pony Sub.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7'Dia. x 15'L, 4,300 Gallon Fuel Tank w/ 10'
Covered Porch.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
6'W x 30"H x 6'L, 4-Compartment Lubester.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 06

                             Exhibit A and Exhibit B
               to the option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HANDLING TOOLS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WOOLLEY TYPE B Rotary Tongs.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
VARCO 4-1/2" Drill Pipe Elevators.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) Casing Elevators.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) 4-1/2" Drill Pipe Slips.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
12-Segment Drill Collar Slips.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9-Segment Drill Collar Slips.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
12-Segment Drill Collar Safety Clamp.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTRUMENTATION:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Weight Indicator.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mud Gauge.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ANCILLARY EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3"ID x 54'L Rotary Hose.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) 3"Dia. x 15'L Vibrator Hoses.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
6'W x 42"H x 40'L Catwalk, 1-Section w/ Steel Deck.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(3) Sets of 6, 42"H x 28'L Triangular Pipe Racks.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(4) 8'W x 42"H x 34'L Pipe Tubs.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HALLIBURTON Hydraulic Measuring Device
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Rathole & Mousehole.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fluorescent Mercury-Vapor Rig Lights, w/ Wiring.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3,500' of 1-1/8" Drill Line w/ Spool.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Miscellaneous Spare Parts, Hand Tools, Valves,
Fire Extinguishers, Etc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RIG No. 06 *(As Complete Rig).                    $1,423,925    $1,139,140
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ALLOCATION                                               1,250,221
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 06

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      TUBULARS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DRILL PIPE:
--------------------------------------------------------------------------------
7,905 Ft. (255 Joints) 4-1/2", 16.60 Lb., Drill Pipe
w/ 4-1/2" XH Tool Joints.                                $  284,580   $ 277,465
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DRILL COLLARS:
--------------------------------------------------------------------------------
(22) 6-3/8" OD x 31'L Drill Collars w/ 4-1/2" XH
Connections.                                             $   88,000   $  85,800
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL TUBULARS                                           $  372,580   $ 363,265
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ALLOCATION                                                  358,933
--------------------------------------------------------------------------------
TOTAL RIG AND TUBULARS                                   $1,796,505   $1,502,405
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 07

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
                                                           FMV           OLV
--------------------------------------------------------------------------------
DRAWWORKS:
--------------------------------------------------------------------------------
NATIONAL N-50 Single Drum Drawworks, 600 Hp., Lebus
Grooved f/ 1-1/8" Line, FOSTER Makeup & Breakout
Catheads, Over-Running Clutch, Air Driller's
Console, Crown-O-Matic.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMPOUND:
--------------------------------------------------------------------------------
NATIONAL 2-Engine In-Line Compound w/ QUINCY 350 Air
Compressor.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BRAKE:
--------------------------------------------------------------------------------
PARMAC 15" Triple Hydromatic Brake.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
POWER SOURCE:
--------------------------------------------------------------------------------
No.1 - CATERPILLAR D-353 Diesel Engine, 320 Hp. w/
Air Start, Radiator, Gauges, TWW DISC Torque
Converter, Air Clutch.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
No.2 - CATERPILLAR D-353 Diesel Engine, 320 Hp. w/
Air Start, Radiator, Gauges, TWIN DISC Torque
Converter, Air Clutch.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MAST:
--------------------------------------------------------------------------------
LEE C. MOORE 101'H x 11'4"W Cantilever Mast,
350,000 Lb. Static Hook Load, Pin Type, 4-Sheave
Crown Block, 4" Standpipe & Standpipe Manifold, Dead
Line Anchor, Crown Safety Platform, Racking Board,
Tong Counterweights, Ladder, Derrick Climber,
Geronimo, Boom, Mast Stand.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SUBSTRUCTURE:
--------------------------------------------------------------------------------
12'H x 19'6"W x 42'L Box Type Substructure,
w/ V-Door Ramp, (3) Stairs, Safety Rails, Deadline
Anchor, Rotary Beams.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP: (Primary)
--------------------------------------------------------------------------------
OPI 1000 Triplex Mud Pump, Forged Steel Fluid End,
CONTINENTAL- EMSCO PD-55 Pulsation Dampener
HARRISBURG 5" x 6" Centrifugal Pump, OTECO 3" Shear
Relief Valve, REBUILT TYPE D 3,000 Psi. Pressure
Gauge, S/N 15294, V-Belt Drive Assembly, Master
Skidded w/ Engine.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP POWER:
--------------------------------------------------------------------------------
CATERPILLAR D-398 Diesel Engine, S/N 66B4014, Air
Start, Radiator, Gauges, Skidded w/ Pump Master Skid.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP: (Standby)
--------------------------------------------------------------------------------
GARDNER DENVER PZ-8 Mud Pump, Forged Steel Fluid
End, HYDRIL K-20-5000 Pulsation Dampener, MISSION
MAGNUM 5" x 6" Centrifugal Pump, S/N N88101, OTECO
3" Shear Relief Valve, CAMERON TYPE D 3,000 Psi.
Pressure Gauge, S/N 96278, V-Belt Drive Assembly,
Master Skidded w/ Engine.
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 07

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP POWER:
--------------------------------------------------------------------------------
DETROIT Diesel Engine, 800 Hp., Air Start, Radiator,
Gauges, Master Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ROTATING EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OILWELL Rotary Table, 17-1/2" Opening, 44" Centers
w/ Split Master Bushing.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CONTINENTAL-EMSCO LB-200 Swivel, 200 Ton.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4-1/2" x 40'L Square Kelly.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
VARCO Kelly Drive Bushing, Square Drive.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Upper Kelly Valve.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lower Kelly Valve.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRAVELING EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SOWA 150 Ton Block/Hook Combo.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3"Dia. x 108"L Elevator Links.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WELL-CONTROL EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REGAN 3000 Annular Blowout Preventer, 10" x 3,000
Psi.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4-Station Accumulator Unit, w/ (1) Triplex Pump
p/b 10 Hp. Electric Motor, (2) Air Pumps, (1) 80
Gallon Spherical Accumulator Bottle.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3,000 Psi. BOP Choke Manifold w/ (1) 4-Wax Cross,
(2) 2-1/16" x 3M Gate Valves, (1) 3-1/16" x
3M Gate Valves, (2) 2-1/16" x 3M Manual Adjustable
Choke Valves, Mtd. 4'W x 6'L Skid.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KILL SIDE VALVES: (1) 2-1/16" x 3M Gate Valves.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CHOKE SIDE VALVES: (1) 3-1/16" x 3M Gate Valves.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RIG HOUSES:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8'W x 29'L FLEETWOOD PROWLER Toolpusher's House,
Tandem Axle, Single Wheel, 75R15 Tires, Fully
Furnished, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7'6"W x 14'L Doghouse w/ 4' Porch, Round Top,
Knowledge Box, Lockers, Bench Storage, Fluorescent
Lights, Electric Heater, Skidded.
*(Doghouse raises & lowers out/in Water Tank).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 07

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SATELITE Auto Driller.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STAR 3-Pen Recorder.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7'6"W x 30'L Change/Parts House w/ 4' Porch, (12)
Lockers, Bench Storage, Parts Bins, Lights, Heater,
Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GENERATOR/UTILITY HOUSE:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NO. 1 - CAT SR-4 180 Kw. AC Generator, S/N 46BH8003,
p/b CATERPILLAR 3306 Diesel Engine S/N 66D45140
w/ Electric Start, Radiator, Gauges.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NO. 2 - CAT SR-4 180 Kw. AG Generator, S/N 5EA01058
p/b CATERPILLAR 3306 Diesel Engine S/N 85Z00658
w/ Electric Start, Radiator, Gauges.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
QUINCY 325 Air Compressor p/b DAYTON 15 Hp. Electric
Motor, Mtd. on 250 Gallon Air Receiver Tank.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
45 KVA Transformer.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CUTLER HAMMER Electrical Panel.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
All Above Mtd. 7'6"W x 28'L Utility House w/ Round
Top, Fluorescent Lights, Heater, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MUD SYSTEM:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1O'W x 5'H x 12'L, 103 Bbl. Premix Mud Tank w/ Round
Bottom, (1) Compartment, Mud Hopper, MCM 5" x 6"
Centrifugal Pump p/b DETROIT 4-71 Diesel Engine,
Electric Start, Radiator, Gauges.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7'6"W x 5'H x 33'L, 215 Bbl. Mud Suction Tank w/ 8'
Covered Porch, (2) Compartments, Round Bottom,
Internal Plumbing, Top Mounted Walkways, Stairs,
Safety Rails, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
12'W x 5'H x 45'L, 380 Bbl, Mud Shaker Tank w/ (3)
Compartments, Round Bottom, Internal Plumbing, Top
Mounted Walkways, Stairs, Safety Rails, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KEM-TRON 5" x 6" Centrifugal Pump S/N 30047 p/b
BALDOR 20 Hp. Electric Motor.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KEM-TRON 5" x 6" Centrifugal Pump S/N 300048 p/b
BALDOR 20 Hp. Electric Motor.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KEM-TRON KT-6-140 Single, Single Screen, Vibrating
Shale Shaker S/N 29010.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KEM-TRON VSP-112 Desander w/ (2) 10" Cones.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KEM-TRON KT-6-140 Desilter w/ (6) 2" Cones.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 07

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WATER/FUEL TANKS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10'6"Dia. x 32'L, 500 Bbl. Water Tank, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7'8"Dia. x 15'L, 5,000 Gallon Fuel Tank w/ 3'W x 3'H
x 8'L, 4-Compartment Lubester, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HANDLING TOOLS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WOOLLEY TYPE C Rotary Tongs.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WEB WILSON 4-1/2" Drill Pipe Elevators.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) Casing Elevators.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) 4-1/2" Drill Pipe Slips.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
12-Segment Drill Collar Slips.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9-Segment Drill Collar Slips.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
12-Segment Drill Collar Safety Clamp.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTRUMENTATION:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MARTIN DECKER 360,000 Lb. Weight Indicator.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OTECO TYPE D 3,000 Psi. Mud Gauge S/N 6652.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ANCILLARY EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3"ID x 50'L Rotary Hose.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) 3"Dia. x 15'L Vibrator Hoses.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7'6"W x 42"H x 48'L Catwalk, 2-Section w/ Steel
Deck.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) Sets of 4, 42"H x 28'L Triangular Pipe Racks.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(4) 8'W x 42"H x 34'L Pipe Tubs.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HALLIBURTON Hydraulic Measuring Device.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Rathole & Mousehole.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fluorescent Mercury-Vapor Rig Lights, w/ Wiring.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1,500' of 1-1/8" Drill Line w/ Spool.
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 07

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Miscellaneous Spare Parts, Hand Tools, Valves, Fire
Extinguishers, Etc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RIG NO. 07 *(As Complete Rig).                    $2,450,900    $1,960,720
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ALLOCATION                                               2,151,915
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      TUBULARS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DRILL PIPE:
--------------------------------------------------------------------------------
9,765 Ft. (315 Joints) 5", Grade S-135, 19.50 Lb.,
Drill Pipe w/ 4-1/2" IF Tool Joints.                    $  410,130    $  399,875
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DRILL COLLARS:
--------------------------------------------------------------------------------
(18) 6-1/4" OD x 31'L Drill Collars w/ 4-1/2"
XO Connections.                                         $   63,000    $   61,425
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(7) 8" OD x 31'L Drill Collars w/ 6-5/8" REG
Connections.                                            $   31,500    $   30,715
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL TUBULARS                                          $  504,630    $  492,015
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ALLOCATION                                                 486,147
--------------------------------------------------------------------------------
TOTAL RIG AND TUBULARS                                  $2,955,530    $2,452,735
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                          SECTION 03. INVENTORY

                                   RIG NO. 08

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
                                                           FMV           OLV
--------------------------------------------------------------------------------
DRAWWORKS:
--------------------------------------------------------------------------------
NATIONAL T-20 Single Drum Drawworks, 200 Hp.,
Lebus grooved f/ 1" Line, FOSTER Makeup & Breakout
Catheads, Over-running Clutch, Air Driller's Console
Controls, Crown-O-Matic.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MAST:
--------------------------------------------------------------------------------
87'H 4-Leg Cantilever Mast, 200,000 Lb. Static Hook
Load, Cable Raised w/ (3) 36" Crown Block Sheaves,
Crown Safety Platform, Double Pipe Racking Board,
Ladder.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CARRIER:
--------------------------------------------------------------------------------
All Above Mounted on Tandem Axle Trailer S/N
TR104701 w/ Compound, (2) Hydraulic Leveling Jacks,
Hydraulic Winch, Folding Walkways w/ Stairs, 14.00 x
20 Tires.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SUBSTRUCTURE:
--------------------------------------------------------------------------------
14'W x 8'H x 30'L Box Type Substructure, Rotary
Beams, V-Door Ramp, (2) Stairs, Safety Rails,
Deadline Anchor, w/ Back-On Ramp.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP: (Primary)
--------------------------------------------------------------------------------
*(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP POWER:
--------------------------------------------------------------------------------
*(M1SSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP: (Standby)
--------------------------------------------------------------------------------
*(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP POWER:
--------------------------------------------------------------------------------
*(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ROTATING EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Rotary Table. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Swivel. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kelly. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kelly Drive Bushing. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Upper Kelly Valve. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lower Kelly Valve. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                          SECTION 03. INVENTORY

                                   RIG NO. 08

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRAVELING EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Block/Hook Combo. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Elevator Links. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WELL-CONTROL EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annular Blowout Preventer. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Closing Unit. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BOP Choke Manifold. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KILL SIDE VALVES: *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CHOKE SIDE VALVES: *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RIG HOUSES:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Toolpusher's House. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8'W x 20'L Driller's Doghouse w/ 3' Porch, (13)
Lockers, Knowledge Box, Bench Storage, Fluorescent
Lights, Electric Heaters, 6'W x 30"H x 6'L,
4-Compartment Lubester, Mtd. on 8'W x 40'L Tandem
Axle Trailer w/ Back On Ramp.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SATELITE Automatic Driller.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EASTMAN 2-Pen Recorder.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MUD SYSTEM:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Pre-Mix *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mud Suction *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mud Shaker Tank *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Desilter Pump *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shale Shaker. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Desilter. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                          SECTION 03. INVENTORY

                                   RIG NO. 08

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WATER/FUEL TANKS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Water Tank. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fuel Tank. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HANDLING TOOLS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Rotary Tongs. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Drill Pipe Elevators. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Casing Elevators. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Drill Pipe Slips. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Drill Collar Slips. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Drill Collar Slips. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Safety Clamp. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTRUMENTATION:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Weight Indicator. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mud Gauge. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ANCILLARY EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Rotary Hose. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Vibrator Hoses. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Suction Hoses. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Catwalk *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Pipe Racks. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Pipe Tubs *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Measuring Device. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Rathole & Mousehole. *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fluorescent Mercury-Vapor Rig Lights, w/ Wiring.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                          SECTION 03. INVENTORY

                                   RIG NO. 08

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Drill Line *(MISSING)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Miscellaneous Spare Parts, Hand Tools, Valves, Fire
Extinguishers, Etc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RIG NO. 08 *(As Complete Rig).                      $248,500      $198,800
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ALLOCATION                                                 217,795
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 09

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
                                                           FMV           OLV
--------------------------------------------------------------------------------
DRAWWORKS:
--------------------------------------------------------------------------------
SKYTOP-BREWSTER N-42 Single Drum Drawworks S/N
420030, 475 Hp., Lebus Grooved f/ 1-1/8" Line,
FOSTER Makeup & Breakout Catheads, Over-Running
Clutch, Air Driller's Console Controls,
Crown-O-Matic.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMPOUND:
--------------------------------------------------------------------------------
SKYTOP-BREWSTER 2-Engine Compound w/ (2) QUINCY 325
Air Compressor.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BRAKE:
--------------------------------------------------------------------------------
PARMAC SR-22 22" Hydromatic Brake.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
POWER SOURCE:
--------------------------------------------------------------------------------
NO. 1 - CATERPILLAR 3406 Diesel Engine S/N 3ER02124,
750 Hp. w/ Air Start, Radiator, Gauges, TWIN DISC
TC 675 Torque Converter.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NO. 2 - CATERPILLAR 3406 Diesel Engine S/N 3EA02171,
750 Hp. w/ Air Start, Radiator, Gauges, TWIN DISC
TC-675 Torque Converter.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MAST:
--------------------------------------------------------------------------------
LEE C. MOORE 16'W x 131'H Cantilever Mast 400,000
Lb. Static Hook Load, Pin Type, 4-Sheave Crown
Block, (1) Fastline Sheave, 4" Standpipe & Standpipe
Manifold, Crown Safety Platform, Racking Board, Tong
Counterweights, Ladder, Derrick Climber, Geronimo,
Boom, Mast Stand.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SUBSTRUCTURE:
--------------------------------------------------------------------------------
17'W x 14'H x 32'L T-Type Substructure, w/ Rotary
Beams, V-Door Ramp, (2) Stairs, Safety Rails,
Deadline Anchor, Doghouse Support Beams, 2" x 3"
Centrifugal Water Pump, MISSION 2" x 3" Pump p/b WEG
15 Hp. Electric Motor, 7'W x 8'H x 12'L Parts Room
w/ QUINCY Air Compressor, Air Receiver Tanks, Parts,
Shelving, 7'W x 8'H x 12'L Change Room w/ Clothes
Locker, Bench.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP: (Primary)
--------------------------------------------------------------------------------
CONTINENTAL-EMSCO F-800 Triplex Mud Pump S/N 241, 800
Hp., Forged Steel Fluid End, w/ Quick-Change Valve
& Cylinder Head Caps, CONTINENTAL-EMSCO PD-55
Pulsation Dampener, CONTINENTAL-EMSCO 3" Shear
Relief Valve, Suction Screen, MISSION 5" x 6"
Centrifugal Charging Pump S/N N87462, Rod Cooling
Pump, 5,000 Psi. Pressure Gauge, Clutch & V-Belt
Drive, Master Skidded w/ Engine.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP POWER:
--------------------------------------------------------------------------------
CATERPILLAR D-398 Diesel Engine S/N 66B8271. w/ Air
Start, Radiator, Gauges, Master Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 09

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP: (Standby)
--------------------------------------------------------------------------------
GARDNER DENVER PZ-9 Triplex Mud Pump, 1,000 Hp.,
Forged Steel Fluid End, w/ Quick Change Valve &
Cylinder Head Caps, HYDRIL K-20-5000 Pulsation
Dampener, DEMCO 3" Shear Relief Valve, HARRISBURG 5"
x 6" Centrifugal Charging Pump, Rod Cooling Pump,
Pressure Gauge, V-Belt Drive Assembly, Master
Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP POWER:
--------------------------------------------------------------------------------
CATERPILLAR D-398 Diesel Engine, Air Start,
Radiator, Gauges, Master Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ROTATING EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CONTINENTAL-EMSCO T-1750 Rotary Table, 17-1/2"
Opening, 44" Centers w/ Split Master Bushing.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CONTINENTAL-EMSCO LB-200 Swivel, 200 Ton.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4-1/4" x 40'L Square Kelly.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
VARCO Kelly Drive Bushing, Square Drive.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Upper Kelly Valve.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lower Kelly Valve.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRAVELING EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SOWA 150 Ton Block/Hook Combo.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3"Dia. x 108"L Elevator Links.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WELL-CONTROL EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHAFFER LWS DOUBLE Blowout Preventer, 11" x 3,000
Psi.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KOOMEY 5-Station Accumulator Unit S/N 14512 w/ (1)
Triplex Pump, (2) Air Pumps, (9) 11 Gallon
Accumulator Bottle, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CAMERON 3,000 Psi. BOP Choke Manifold w/ (1) 4-Way
Cross, (4) 2-1/16" x 3M Gate Valves, (2) 2-1/16" x
3M Manual Adjustable Choke Valves, Mtd. 4'W x 6'L
Adjustable Height Skid.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CHOKE SIDE VALVES: (1) 3-1/16" x 3M Gate Valve.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KILL SIDE VALVES: (1) 3-1/16" x 3M Gate Valves.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 09

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RIG HOUSES:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FLEETWOOD GLOBESTER Toolpusher's Trailer
S/N 3271618, w/ Tandem Axle, Single Wheel, 7.00-15LT
Tires.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8'W x 20'L Driller Doghouse w/ 3 Ft. Porch,
Knowledge Box, (4) Lockers, Bench Storage, Lights,
Gas Heater, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SATELITE Auto Driller.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GEOLOGRAPH 2-Pen Recorder.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10'W x 38'L Utility Skid, w/ (2) ALLIS CHALMERS
10,000 SERIES Generators, 7'Dia. x 15'L, 3,000
Gallon Fuel Tank, & (1) 4-Compartment Lubester,
Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MUD SYSTEM:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10'W x 8'H x 36'L, 575 Bbl. Mud Suction Tank w/ 8'
Covered Porch, (3) Compartments, Flat Bottom,
Internal Plumbing, (2) HARRISBURG 5 HP. Agitators,
Top Mounted Walkways, Stairs, Safety Rails, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MCM 3" x 4" Centrifugal Pump p/b WEG 30 Hp.
Electric Motor.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MISSION MAGNUM 5" x 6" Centrifugal Pump S/N 93123
p/b U.S. ELECTRIC 50 Hp. Electric Motor.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10'W x 8'H x 42'L, 575 Bbl. Mud Shaker Tank w/ (3)
Compartments, Flat Bottom, Internal Plumbing,
(2) HARRISBURG 5Hp. Agitators, Top Mounted
Walkways, Stairs, Safety Rails, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REED AMERICAN 5" x 6" Pump, p/b DETROIT 2-71
S/N 2A91646, Electric Start, Radiator, Gauges,
Skid, Mtd. on 4'W x 8'L Skid.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FLUID SYSTEMS SERIES 500 Flowline Mud Cleaner,
S/N 500JJ858.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DEMCO Desilter, w/ (8) 2" Hydro-Cones.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WATER/FUEL TANKS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10'W x 8'H x 36'L, 410 Bbl. Water Tank,
w/ Doghouse Support.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8'Dia. x 15'L Fuel Tank.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HANDLING TOOLS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WOOLLEY TYPE C Manual Rotary Tongs.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) WEB WILSON 4-1/2" Drill Pipe Elevators.
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 09

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) Casing Elevators.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) VARCO SDXL 4-1/2" Drill Pipe Slips.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
12-Segment Drill Collar Slips.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9-Segment Drill Collar Slips.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
12-Segment Drill Collar Safety Clamp.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTRUMENTATION:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MD/TOTCO "CLIPPER" 400,000 Lb., Weight Indicator.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REBUILT TYPE D Mud Gauge, S/N 5412, 3,000 Psi.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ANCILLARY EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MARATHON MOD. 440FDB8032GG-H000 Spare Generator,
S/N 3205044, 250Kw., p/b DETROIT 6-71 Diesel Engine,
S/N 10637368 w/ Electric Start Radiator, Gauges,
HEVI-DUTY 51 KVA Transformer, Mtd. 16'L Utility
Trailer Tandem Axle, Single Wheel, 85R16 Tires.
TX 35X YZV
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INGERSOLL-RAND HU Air Hoist.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3"ID x 54'L Rotary Hose.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) 3"Dia. x 15'L Vibrator Hoses.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) 6-1/2"Dia. x 6'L Suction Hoses.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5'6"W x 42"H x 48'6"L Catwalk, 2-Section w/ Steel
Deck, Mounted V-Door.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(3) Sets of 6, 42"H x 28'L Triangular Pipe Racks.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HALLIBURTON Hydraulic Measuring Device.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8'W x 42"H x 27'L Junk Box.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fluorescent & Mercury-Vapor Rig Lights.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Misc. Spare Parts, Hand Tools, Valves, Fire
Extinguishers, Etc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RIG NO. 09 *(As Complete Rig).                    $3,000,000   $ 2,400,00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ALLOCATION                                               2,634,030
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 09

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   TUBULARS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DRILL PIPE:
--------------------------------------------------------------------------------
6,820 Ft. (220 Joints) 4-1/2", 16.60 Lb., Drill Pipe
w/ 4-1/2" XH Tool Joints.                               $  245,520    $  239,380
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DRILL COLLARS:
--------------------------------------------------------------------------------
(21) 6-3/8" OD x 31'L Drill Collars w/ 4-1/2" XH
Connections.                                            $   84,000    $   81,900
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(8) 8" OD x 31'L Drill Collars w/ 6-5/8" REG
Connections.                                            $   36,000    $   35,100
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL TUBULARS                                          $  365,520    $  356,380
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ALLOCATION                                                 352,131
--------------------------------------------------------------------------------
TOTAL RIG AND TUBULARS                                  $3,365,520    $2,756,380
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 10

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
                                                           FMV           OLV
--------------------------------------------------------------------------------
DRAWWORKS:
--------------------------------------------------------------------------------
SHAFFER SOS-6000 Single Drum Drawworks, 600 Hp.,
Lebus Grooved f/ 1-1/8" Line, FOSTER Makeup &
Breakout Catheads, Over-Running Clutch, Air
Driller's Console, Crown-O-Matic.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMPOUND:
--------------------------------------------------------------------------------
SHAFFER 2-Engine In-Line Compound w/ (2) QUINCY 325
Air Compressor, S/N 200959.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BRAKE:
--------------------------------------------------------------------------------
PARMAC 15" Double Hydromatic Brake.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
POWER SOURCE:
--------------------------------------------------------------------------------
No. 1 - CATERPILLAR 3406 Diesel Engine, 320 Hp. w/
Air Start, Radiator, Gauges, TWIN DISC F-10017
Torque Converter.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
No. 2 - CATERPILLAR 3406 Diesel Engine, S/N
66D11016, 320 Hp. W/ Air Start, Radiator, Gauges,
TWIN DISC F-10017 Torque Converter.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MAST:
--------------------------------------------------------------------------------
AL HICKS 102'H x 11'4"W Cantilever Mast, 325,000 Lb.
Static Hook Load, Pin Type, 4-Sheave Crown Block, 4"
Standpipe & Standpipe Manifold, Dead Line Anchor,
Crown Safety Platform, Racking Board, Tong
Counterweights, Ladder, Derrick Climber, Geronimo,
Boom, Mast Stand.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SUBSTRUCTURE:
--------------------------------------------------------------------------------
AL HICKS 19'6"W x 10'H x 42'L Box Type Substructure,
w/ V-Door Ramp, (3) Stairs, Safety Rails, 4 Ft.
Wings, Deadline Anchor, Rotary Beams.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP: (Primary)
--------------------------------------------------------------------------------
EWCO 15W600 Duplex Mud Pump S/N 162, Forged Steel
Fluid End, HYDRIL K-20-3000 Pulsation Dampener,
OTECO 3" Shear Relief Valve, TYPE D 3,000 Psi.
Pressure Gauge, S/N 15294, V-Belt Drive Assembly,
Master Skidded w/ Engine.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP POWER:
--------------------------------------------------------------------------------
CATERPILLAR D-353E Diesel Engine, S/N 46B8498, Air
Start, Radiator, Gauges, Air Clutch, Skidded w/ Pump
Master Skid.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP: (Standby)
--------------------------------------------------------------------------------
IDEAL Duplex Mud Pump, 250 Hp., 5-1/2" x 15", Forged
Steel Fluid End, CONTINENTAL-EMSCO PD-45 Pulsation
Dampener, OTECO 2" Shear Relief Valve, TYPE D 3,000
Psi. Pressure Gauge, V-Belt Drive Assembly, Master
Skidded w/ Engine.
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 10

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP POWER:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CATERPILLAR D-353E Diesel Engine, Air Start,
Radiator, Gauges, Air Clutch, Skidded w/ Master Skid.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ROTATING EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NATIONAL 22.5 Rotary Table, 20-1/2" Opening, 44"
Centers w/ Split Master Bushing.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OILWELL PC-200 Swivel, 200 Ton.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4-1/2" x 40'L Square Kelly.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
VARCO Kelly Drive Bushing, Square Drive.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Upper Kelly Valve.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lower Kelly Valve.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRAVELING EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
IDECO "SHORTY" 150 Ton Block/Hook Combo, w/ (4) 30"
Sheaves.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3"Dia. x 108"L Elevator Links.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WELL-CONTROL EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REGAN 3000 Annular Blowout Preventer, 10" x 3,000
Psi.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHOPBUILT 3-Station Accumulator Unit, w/ (2) Air
Pumps, (1) 80-Gallon Spherical Accumulator Bottle,
Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3,000 Psi. BOP Choke Manifold w/(1) 4-Way Cross, (2)
2-1/16" x 3M Gate Valves, (1) 3-1/16" x 3M Gate
Valve, (2) 2" x 3M Manual Adjustable Choke Valves,
Mtd. on Adjustable Height Skid.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RIG HOUSES:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8'W x 29'L 1969 FLEETWOOD "WILDERNESS" Toolpusher's
House, Tandem Axle, 75R15 Tires, Fully Furnished,
Rig Intercom, Mobile Telephone.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8"W x 26'L Driller Doghouse w/ 4' Porch, Knowledge
Box, Lockers, Bench Storage, Lights, Heater,
Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SATELITE Auto Driller S/N 1330.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTCO 3-Pen Recorder S/N 2961.
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 10

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GENERATOR/UTILITY HOUSE:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NO. 1 - KATO 60 Kw. AC Generator, p/b DETROIT 3-53
Diesel Engine w/ Electric Start, Radiator, Gauges.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NO. 2 - KATO 60 Kw. AC Generator, S/N 87497 p/b
DETROIT 3-71 Diesel Engine w/ Electric Start,
Radiator, Gauges.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
QUINCY 325 Air Compressor p/b DAYTON 15 Hp. Electric
Motor, Mtd. on 250 Gallon Air Receiver Tank.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7'8"Dia. x 15'L, 5,000 Gallon Fuel Tank.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
All Above Mtd. on 8'W x 24'L Skid.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MUD SYSTEM:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WATER/FUEL TANKS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10'W x 10'H x 32'L, 500 Bbl. Water Tank w/ House, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HANDLING TOOLS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WOOLLEY TYPE C Rotary Tongs.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WEB WILSON 4-1/2" Drill Pipe Elevators.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) Casing Elevators.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) 4-1/2" Drill Pipe Slips.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
12-Segment Drill Collar Slips.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9-Segment Drill Collar Slips.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
12-Segment Drill Collar Safety Clamp.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTRUMENTATION:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MARTIN DECKER 380,000 Lb. Weight Indicator.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REBUILT TYPE D 3,000 Psi. Mud Gauge.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ANCILLARY EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3"ID x 50'L Rotary Hose.
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 10

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) 3"Dia. x 15'L Vibrator Hoses.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7'6"W x 42"H x 48'L Catwalk, 2-Section w/ Steel Deck.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(3) Sets of 6, 42"H x 28'L Triangular Pipe Racks.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(3) 6'7"W x 36"H x 35'L Pipe Tubs.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HALLIBURTON Hydraulic Wireline Unit.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1,500' of 1-1/8" Drill Line w/ Spool.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Miscellaneous Spare Parts, Hand Tools, Valves, Fire
Extinguishers, Etc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RIG NO. 10 *(As Complete Rig).                    $1,500,000    $1,200,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ALLOCATION                                               1,317,015
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          TUBULARS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DRILL PIPE:
--------------------------------------------------------------------------------
5,270 Ft. (170 Joints) 4-1/2", 16.60 Lb., Drill Pipe
w/ 4-1/2" IF Tool Joints.                               $  189,720    $  184,975
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DRILL COLLARS:
--------------------------------------------------------------------------------
(24) 6-1/4" OD x 31'L Drill Collars w/ 4-1/2" XO
Connections.                                            $   84,000    $   81,900
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ALLOCATION                                                 263,693
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL TUBULARS                                          $  273,720    $  266,875
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RIG AND TUBULARS                                  $4,530,100    $1,466,875
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 11

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
                                                           FMV           OLV
--------------------------------------------------------------------------------
DRAWWORKS:
--------------------------------------------------------------------------------
MID-CONTINENT U-36-A Single Drum Drawworks
S/N 92, 600 Hp., Lebus Grooved f/ 1-1/8" Line,
FOSTER Makeup & Breakout Catheads, Over-Running
Clutch, Air Driller's Console, Crown-O-Matic.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMPOUND:
--------------------------------------------------------------------------------
2-Engine Compound w/ (2) QUINCY 325 Air Compressor.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BRAKE:
--------------------------------------------------------------------------------
PARMAC V-80 15" Double Hydromatic Brake.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
POWER SOURCE:
--------------------------------------------------------------------------------
No. 1 - CATERPILLAR D-353 Diesel Engine
S/N 46B4861, w/ Air Start, Radiator, Gauges, NATIONAL
C-245 Torque Converter S/N 2742.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
No. 2 - CATERPILLAR D-353 Diesel Engine,
S/N 46B9361 w/ Air Start, Radiator, Gauges, NATIONAL
C-245 Torque Converter S/N 4970.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MAST:
--------------------------------------------------------------------------------
LEE C. MOORE 14'5"W x 131"W Cantilever Mast, 450,000
Lb. Static Hook Load, Pin Type, 5-Sheave Crown Block
f/ 1-1/8" Line, 4" Standpipe, Crown Safety Platform,
Racking Board, Tong Counterweights, Ladder, Derrick
Climber, Boom, Mast Stand.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SUBSTRUCTURE:
--------------------------------------------------------------------------------
SHOPBUILT 23'W x 15'8"H x 39'L Box-On-Box
Substructure, w/ V-Door Ramp, Stairs, Safety Rails,
4 Ft. Wings, Deadline Anchor, Rotary Beams, (1) 100
Gallon & (1) 200 Gallon Air Receiver Tank, Diesel
Day Tank, GARDNER DENVER 2-Stage Air Compressor, p/b
20 Hp. Electric Motor.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP: (Primary)
--------------------------------------------------------------------------------
GARDNER DENVER PZ-8 Triplex Mud Pump S/N 162, 750
Hp., 7" x 10" Steel Fluid End, HYDRIL K-20-5000
Pulsation Dampener, OTECO 3" Shear Relief Valve
REBUILT TYPE D 3,000 Psi. Pressure Gauge, S/N 573B,
Suction Screen, Rod Cooling Pump, DOUBLE LIFE
5" x 6" Charging Pump S/N 3397 p/b Electric Motor,
V-Belt Drive Assembly, Master Skidded w/ Engine.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP POWER:
--------------------------------------------------------------------------------
CATERPILLAR D-398 Diesel Engine, S/N 66B09413,
Air Start, Radiator, Gauges, Air Clutch, Skidded
w/ Pump Master Skid.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 11

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUMP: (Standby)
--------------------------------------------------------------------------------
OPI Triplex Mud Pump, 1,000 Hp., 7" x 10", Steel
Fluid End, HYDRIL K-20-5000 Pulsation Dampener,
OTECO MODEL 7 Shear Relief Valve S/N 21189, MCM
5" x 6" Pump, 3,000 Psi. Pressure Gauge,
V-Belt Drive Assembly, Master Skidded w/ Engine.
--------------------------------------------------------------------------------
PUMP POWER:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CATERPILLAR D-398 Diesel Engine, Air Start,
Radiator, Gauges, Air Clutch, Master Skidded w/
Pump.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ROTATING EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CONTINENTAL-EMSCO JCS Rotary Table, 20-1/2" Opening,
53" Centers.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CONTINENTAL-EMSCO LB Swivel 200 Ton.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5-1/4" x 45'L Hex Kelly.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
VARCO Kelly Drive Bushing.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Upper Kelly Valve.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lower Kelly Valve.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Inside BOP
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRAVELING EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
IDECO 265 265 Ton Block/Hook Combo, w/ (5) Sheaves
f/ 1-1/8" Line.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3-1/2"Dia. x 108"L Elevator Links.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WELL-CONTROL EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HYDRIL GK 11" Annular Blowout Preventer, 5,000 Psi.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHAFFER 11" x 5M Double Blowout Preventer.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
11"Dia. x 20"H x 5M Drilling Spool.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MASSCO 4-Station Accumulator Unit, w/ (1) Spherical,
(2) Air Pumps, (1) 80-Gallon Reservoir, (1) Triplex
Pump p/b 10 Hp., Electric Motor, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4" x 2", 5,000 Psi. BOP Choke Manifold w/ (1) 4-Way
Cross, (1) 3-1/16" x 5M Gate Valves, (6) 2-1/16" x
5M Gate Valve, Adjustable Chokes, Buff Chamber,
Mtd. on Adjustable Height Skid.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CHOKE SIDE: (1) 3-1/16" x 5M Gate Valve.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 11

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KILL SIDE: (1) 2-1/16" x 5M Gate Valve.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RIG HOUSES:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10'W x 50'L Toolpusher's House, Fully Furnished,
Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8'W x 32'L Driller Doghouse w/ Round Top, Knowledge
Box, (8) Lockers, Bench Storage, Cabinets,
Fluorescent Lights, Heaters, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SATELITE Auto Driller.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GEOLOGRAPH 3-Pen Recorder.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8'W x 32'L Change/Parts House, w/ Parts Room, Change
Room, (17) Lockers. Heater, Bench Storage, Cabinets,
Parts Bins.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GENERATOR/UTILITY HOUSE:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
No. 1 - CATERPILLAR SR-4 210 Kw. AC Generator, S/N
8KF 01169, p/b CATERPILLAR D-3406 Diesel Engine S/N
2NB16660, w/ Electric Start, Radiator, Gauges.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
No. 2 - *(MISSING).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Electrical Control Panel.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SULLIVAN PALATEK 30 DG Air Compressor, p/b 30 Hp.,
LINCOLN Electric Motor, Mtd. On 100 Gallon Air
Receiver Tank.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
45 KVA Transformer.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
All Above Mtd. on 11W x 32'L, Utility House.
Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MUD SYSTEM:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7'6"W x 7'H x 30'L. 270 Bbl. Mud Suction Tank, w/
8'L Covered Porch, 2 Compartment Flat Bottom,
Internal Plumbing, (2) BRANDT MA-10 Agitators,
Top Mounted Walkways, Stairs, Safety Rails,
Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HARRISBURG 5" x 6" Centrifugal Pump S/N 4670403,
p/b 50 Hp., Electric Motor, Mtd. Suction Tank.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MCM 6" x 8" Centrifugal Pump S/N 2888, p/b DETROIT
3-71 Diesel Engine S/N 3A0806 w/ Electric Start,
Radiator, Gauges, Torque Converter, Mtd. On 8W X
14'L Covered Skid.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 11

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7'6"W x 6'H x 45'L, 348 Bbl., Mud Shaker Tank w/ (3)
Compartments, Flat Bottom, Internal Plumbing,
Top-Mounted Walkways, Stairs, (2) KEMTRON 5 Hp.
Agitators, Safety Rails. Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KEMTRON 3" x 4" Centrifugal Pump S/N 30067, p/b 25
Hp. BALDOR Electric Motor.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KEMTRON 3" x 4" Centrifugal Pump S/N 30060, p/b 25
Hp. BALDOR Electric Motor.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KEMTRON Double Screen, Linear Shale Shaker S/N
29011.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KEMTRON Desander S/N 12008, w/ (1) 10" Cone.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KEMTRON Desilter S/N 16001, w/ (6) 2" Cones.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WATER/FUEL TANKS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10'W/ x 7'H x 32'L, 385 Bbl. Water Tank, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MISSION 2" x 3" Centrifugal Pump p/b 10 Hp. Electric
Motor, Mtd. in Substructure.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8'W x 8'H x 30'L, 13,800 Gallon Fuel Tank w/ 8'L
Porch, Fuel Transfer Pumps and Filters, Skidded.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3'W x 4'H x 8'L, 4-Compartment Lubester, Mtd. on
Fuel Tank Skid.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HANDLING TOOLS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
VARCO Chain Drive Pipe Spinner..
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BYRON JACKSON Type B Rotary Tongs w/ Heads.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) WEB WILSON 200 Ton BN Drill Pipe Elevators
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) VARCO 5" Drill Pipe, Slips.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10-Segment Drill Collar Slips.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8-Segment Drill Collar Slips.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10-Segment Drill Collar Safety Clamp.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8-Segment Drill Collar Safety Clamp.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INGERSOLL-RAND HU Air Hoist S/N 21972.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mud Bucket.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 11

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTRUMENTATION:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MARTIN DECKER SEALTITE 500,000 Lb. Weight Indicator.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CAMERON TYPE D 3,000 Psi. Mud Gauge.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ANCILLARY EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3-1/2"ID x 55'L Rotary Hose
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) 6"ID x 6'L Suction Hose.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3-1/2"Dia. x 12'L Vibrator Hoses.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3-1/2"Dia. x 18'L Vibrator Hoses.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4'W x 42"H x 54'L Catwalk, 1-Section w/ Steel Deck.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8'W x 42"H x 21'L Junk Box.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(4) Sets of 8.42"H x 28'L Triangular Pipe Racks.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2,000' of 1-1/8" Drill Line W/ Spool.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CUTLER-HAMMER 75 KVA Camp Transformer.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Miscellaneous Spare Parts, Hand Tools, Valves, Fire
Extinguishers, Etc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RIG NO. 11 *(As Complete Rig).                     2,800,000    $2,240,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ALLOCATION                                               2,458,428
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                   RIG NO. 11

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    TUBULARS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DRILL PIPE:
--------------------------------------------------------------------------------
7,130 Ft. (230 Joints) 5", 19.50 Lb., Drill Pipe W/
4-1/2" IF Tool Joints.                                  $  300,000   $  292,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DRILL COLLARS:
(15) 6" OD x 31'L Drill Collars W/ 4-1/2" XO
Connections.                                            $   30,000   $   29,250
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(3) 8" OD x 31'L Drill Collars W/ 6-5/8" REG
Connections.                                            $   13,500   $   13,150
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL TUBULARS                                          $  343,500   $  334,900
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ALLOCATION                                                 330,912
--------------------------------------------------------------------------------
TOTAL RIG AND TUBULARS                                  $3,143,500   $2,574,900
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                 YARD EQUIPMENT

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
                                                           FMV           OLV
--------------------------------------------------------------------------------
DRAWWORKS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CARDWELL L-350 Single Drum Drawworks, 350 Hp., LEBUS
grooved f/ 1-1/8" Line, KELCO Makeup & Breakout
Catheads, Over-Running Clutch, Air Drillers Console
Controls, CROWN-O-MATIC.                                   120,000        90,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHAFFER'S OILFIELD SERVICES Drawworks 600 Hp., w/
FOSTER Make-Up Cathead, No Breakout, (2) Engine
In-Line Compound, (2) QUINCY 325 Air Compressors,
S/N 6206064, 20020823-0266, (2) CAT 3406 Diesel
Engines, S/N 90U18441, w/ No Starter, Radiator,
Gauges, (2) ALLISON TC 575 Torque Converters.              194,000       145,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MASTS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HICKS A1 Mast 105'H w/ 4 Sheave Crown, w/ Pipe
Racking Board.                                             485,000       363,750
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
131'H Cantilever Mast w/ 5 Sheave Crown, w/ Pipe
Racking Board.                                             600,000       450,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MUD PUMPS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EWCO Duplex Mud Pump, HYDRIL K-20-3000 Pulsation
Dampener, REBUILT TYPE D, 3000 PSI Pressure Gauge
S/N 76364, p/b CATERPILLAR D-353 S/N 46BO9400 w/ Air
Start, Radiator, Gauge, Master Skidded.                     85,000        63,750
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CONTINENTAL-EMSCO DB-550 Duplex Mud Pump, S/N 212,
CONTINENTAL-EMSCO PD-45 Pulsation Dampener, p/b
CATERPILLAR D-353, S/N 46B5534, w/ Radiator, Gauge,
Master Skidded.                                             85,000        63,750
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GARDNER DENVER FXO 172 Duplex Mud Pump, 12"Dia. x
30"H Pulsation Dampener, p/b DETROIT TWIN 6-71,
Electric Start, Radiator, Gauge, Master Skidded.            45,000        33,750
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                 YARD EQUIPMENT

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NSCO MOD. 14PHD Duplex Mud Pump, S/N 28410, HYDRIL
K-20-3000 Pulsation Dampener, p/b CATERPILLAR 3406
w/ Radiator, Gauge, Master Skidded.                         45,000        33,750
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NSCO C-150-B Duplex Mud Pump, 12"Dia. x 30"H
Pulsation Dampener, p/b DETROIT 8V-71, S/N
8VA233259, w/ Air Start, Radiator, Gauge, Master
Skidded.                                                    24,000        18,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NATIONAL K-500A Duplex Mud Pump, CONTINENTAL-EMSCO
PD 45, Pulsation Dampener, CAMERON TYPE D, 5000 PSI
Pressure Gauge, S/N 5494B; OTECO 3" Shear Relief
Valve, p/b CATERPILLAR D-353, S/N 46B9345, w/ Air
Start, Radiator, Gauge.                                     85,000        63,750
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NATIONAL K-500A Duplex Mud Pump, HYDRIL K-20-3000
Pulsation Dampener, CAMERON TYPE D, 5000 PSI
Pressure Gauge, S/N 5494B, OTECO 3" Shear Relief
Valve, p/b CATERPILLAR D-353, S/N 46B09387, w/ Air
Start, Radiator, Gauge.                                     85,000        63,750
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BLOCKS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MCKISSICK 48X30 Block w/ BJ 60 Hook.                        14,500        10,875
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WEB WILSON 100 Ton Block.                                    8,500         6,375
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GULBERSON 175 Ton Block/Hook Combo.                          9,500         7,125
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SWIVELS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OILWELL 60C Swivel.                                          4,000         3,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OILWELL PC-150 Swivel.                                      12,000         9,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GUMBO BUSTER 372 Swivel, S/N 1928.                           4,500         3,375
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OILWELL 140 Ton Swivel.                                     12,000         9,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                 YARD EQUIPMENT

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BREWSTER 4SX Swivel.                                        12,000         9,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LB200 Swivel.                                               12,000         9,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
IDECO Swivel, S/N 65-5.                                      8,500         6,370
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WELL CONTROL EQUIPMENT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) CAMERON QRC Double Blowout Preventer, 5M.               10,000         7,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
H.C.R. Valve, 5M                                             2,500         1,870
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CAMERON Mud Cross, 10M                                       5,000         3,750
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CAMERON Mud Cross, 5M                                        3,500         2,625
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4 Station Accumulator w/ HYDRIL K-80 Pressure
Bottle.                                                     15,000        11,250
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5 Station Accumulator w/ (8) 10 Gallon Bottles,
(2) Air Pumps.                                              17,500        13,125
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2 Station Accumulator w/ (6) 5 Gallon Bottles.              10,000         7,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HOUSES:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8'W x 21'L FLEETWOOD PROWLER Camp Trailer, Tandem
Axle, Single Wheel, 75R15 Tires, S/N 4032197.
TX 386 K5R                                                   3,000         2,250
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8'W x 24'L FLEETWOOD PROWLER Camp Trailer, Tandem
Axle, Single Wheel, 75R15 Tires, S/N 3821117.
TX 272 W5S                                                   3,000         2,250
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8'W x 18'L FLEETWOOD PROWLER Camp Trailer, VIN
1EC1H2221M4042452, Tandem Axle, Single Wheel, 75R15
Tires, S/N 4032197.
TX 831 S5T                                                   3,000         2,250
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                 YARD EQUIPMENT

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8'W x 24'L Dog House w/ (14) Lockers, Knowledge Box,
Bench Storage. Mounted On 8'W x 40'L Flatbed Trailer
w/ Wood Deck, 8'W x 3'L x 3'H Lubester w/ (3)
Compartments.                                               10,000         7,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GENERATORS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CONDEC 50 Kw. AC Generator, S/N B62000A                      4,500         3,375
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LIMA 100 Kw. AC Generator, S/N 55073                         8,500         6,375
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LIMA MOD. VR3 25 Kw. AC Generator, S/N A-12907 LE,
p/b WAUKESHA 6 Cylinder. (Block Only).                        3,000        2,250
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DELCO E7311 200 Kw. AC Generator, S/N 43H79.                10,000         7,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CAT SR-4 AC Generator w/ CATERPILLAR 3304 Diesel
Engine, S/N 04B11913.                                       18,000        13,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DELCO AC Generator p/b DETROIT 4-71 Diesel Engine,
S/N 4A82039, w/ Electric Start, Radiator, Gauges.           12,000         9,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ENGINES:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DETROIT 6-71 Diesel Engine, S/N 6A 99605A. (Cracked
Block).                                                          0             0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WAUKESHA 4 Cylinder Gas Engine.                              1,500         1,125
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WAUKESHA 6 Cylinder Diesel Engine.                           2,000         1,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CATERPILLAR D-353 Diesel Engine, S/N 46B9427, w/
Radiator, Gauges.                                           40,000        30,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MUD TANKS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8'W x 4'H x 36'L, 197 Bbl. Mud Tank, w/ (3)
Compartments, Flat Bottom, Top Mounted Walkways,
Safety Rails.                                               15,760        11,820
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                 YARD EQUIPMENT

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8'W x 4'H x 30'L, 165 Bbl. Mud Tank, w/ (3)
Compartments, Flat Bottom, Top Mounted Walkways,
Safety Rails.                                               13,200         9,900
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
12'W x 4'H x 36'L, 300 Bbl. Mud Tank, w/ (3)
Compartments, Top Mounted Walkways, Safety Rails,
Desilter w/(10) 2" Cones, Desilter w/ (6) 2" Cones.
(Rusted On Ends).                                           24,000        18,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WATER TANKS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(4) 500 Bbl. Water Tanks, Skidded.                          37,500        28,125
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MISCELLANEOUS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CASE W-36 Articulating Forklift.                            18,000        13,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CATERPILLAR VC60D Forklift, S/N 5BC031-15                    6,000         4,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
QUINCY 240 Air Compressor, S/N 281467. (NEW).               15,000        11,250
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
QUINCY 325 Air Compressor, S/N 20040419-0112. (NEW).        17,500        13,125
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(9) Sets of Elevator Links.                                 18,000        13,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kelly Drive Bushings, 4-1/2" Square.                         7,500         5,625
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
50'Rotary Hose.                                              8,500         6,375
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10'Vibrator Hose.                                            4,500         3,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Drill Line spool w/Air Motor.                                2,500         1,875
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) LINDA KAY Shale Shakers.                                30,000        22,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(12) Pipe Tubs                                              30,000        22,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(10) Sets of 20,42"H x 28'L Pipe Racks.                      6,250         4,700
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Desander w/ (2) 10" Cones.                                   4,000         3,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY

                                 YARD EQUIPMENT

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Desilter w/ (12) 2" Cones.                                   4,000         3,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(4) Vibrating Shale Shakers.                                64,000        48,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10 Ton, 60'L, Electric BRIDGE Crane.                        25,000        18,750
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(6) Rotary Tongs, Type B.                                   38,400        28,800
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5,000'L of 1-1/8" Drill Line.                               11,250         8,400
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
40 Sq. Ft. Radiator.                                         1,000           750
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
30 Sq. Ft. Radiator.                                           750           560
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) CATERPILLAR D-353 Radiators.                             2,000         1,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) 25 Sq. Ft. Radiators.                                      750           560
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CATERPILLAR 3406 Radiator.                                   1,000           750
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CATERPILLAR 3304 Radiator.                                   1,000           750
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CATERPILLAR 3306 Radiator.                                   1,000           750
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Miscellaneous Spare Parts, Hand Tools, Valves, Fire
Extinguishers, Etc.                                         15,000        11,250
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL SPA DRILLING YARD                                 $2,555,860    $1,916,830
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ALLOCATION                                               2,181,704
--------------------------------------------------------------------------------

SPA DRILLING, LP                                           SECTION 03. INVENTORY

                                  ROLLING STOCK

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
COMPANY NO.                      DESCRIPTION                       FMV      OLV
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1010      1985 INTERNATIONAL Tandem Axle Tractor, VIN        66,750   50,063
              2HSFBJXR5FCA11800, EATON FULLER 12-Speed
              Transmission, Air Brakes, Air Seats, (2) 75
              Gallon Fuel Tanks, Twin Screw, Toolbox, 11R24.5
              Front & Rear Tires. Odometer 59,154
              TX 2DW 955
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1028      1976 INTERNATIONAL Tandem Axle Rig up Truck, VIN   56,840   42,630
              D3117FGB10063, 12-Speed Transmission, Air
              Brakes, Air Seats, (1) 75 Gallon Fuel Tank, (1)
              50 Gallon Fuel Tank, (2) TULSA HYDRAULIC
              Winches, Twin Screw, 8'Wx 18'L Oilfield Bed,
              Tailroller, 4"Dia. x 20'L Poles, 11R24.5 Front
              Tires, 12R24 Rear Tires, Spoke Wheels.
              TX 2DW 956
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1035      1981 KENWORTH Tandem Axle Tractor, VIN             64,680   48,510
              1XKWD29X5BS191548, 12-Speed Transmission, Air
              Brakes, Air Seats, COBRA CB Radio, (2) 75 Gallon
              Fuel Tanks, (2) BRADEN Hydraulic Winches, Twin
              Screw, 8'W x 21'L Oilfield Bed, Tailroller, 5th
              Wheel, Toolbox Underbed, 65R22.5 Front Tires,
              11R24.5 Rear Tires. Odometer 632,272
              TX 2DW 957
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1037      1981 WESTERN STAR Tandem Axle Tractor, VIN         63,700   47,775
              2WLPDCJE4BK907847, 12-Speed Transmission, Air
              Brakes, Air Seats, AM/FM Cassette Radio, (2) 75
              Gallon Fuel Tanks, TULSA Hydraulic Winch, Twin
              Screw, 8'W x 18'L Oilfield Bed, 5th Wheel,
              Toolbox, 11R24.5 Front & Rear Tires. Odometer
              54,485
              TX 2DW 958
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1039      1981 PETERBUILT Tandem Axle Rig-Up Truck, VIN      64,680   48,510
              1XP3L2EX4BP142429, 12-Speed Transmission, Air
              Brakes, Air Seats, COBRA 29LTD CB Radio, (2) 75
              Gallon Fuel Tanks, (2) TULSA Hydraulic Winches,
              Twin Screw, Toolbox Underbed, Tailroller, 8'W x
              18'L Oilfield Bed, Tailroller, 4"Dia. x 20'L
              Poles, 5th Wheel, 65R22.5 Front Tires, 11R24.5
              Rear Tires. Odometer 000,000
              TX 2DW 959
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP                                           SECTION 03. INVENTORY

                                  ROLLING STOCK

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
COMPANY NO.                      DESCRIPTION                       FMV      OLV
--------------------------------------------------------------------------------
    1040      1982 AUTOCAR Tandem Axle Rig-Up Truck, VIN         63,700   47,775
              1WBRCCJF4CU093980, 12-Speed Transmission, Air
              Brakes, Air Seats, COBRA CB Radio, (2) 75 Gallon
              Fuel Tanks, (2) TULSA Hydraulic Winches, Twin
              Screw, 8'W x 18'L Oilfield Bed, Tailroller,
              4"Dia. x 20'L Poles, 65R22.5 Front Tires, 11R24.5
              Rear Tires. Odometer 17539
              TX 2DW 960
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1048      1980 MARMON Tandem Axle Truck, VIN 2841. (DID      58,800   44,100
              NOT SEE).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1050      1981 AUTOCAR Tandem Axle Rig-Up Truck, VIN         76,500   57,375
              1WBRCCJF1BU093062, DANA SPICER 12-Speed
              Transmission, Air Brakes, Air Seats, COBRA 29LTD
              CB Radio, (2) 75 Gallon Fuel Tanks, (2) BRADEN
              Hydraulic Winches, Twin Screw, 8'W x 18'L
              Oilfield Bed, Tailroller, 5th Wheel, Toolbox
              Underbed. Odometer 50,164
              TX 2DW 962
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1052      1988 PETERBUILT Tandem Axle Tractor, VIN           68,650   51,488
              1XP529XXJN257126, 12-Speed Transmission, Air
              Brakes, Air Seats, COBRA 29LTD CB Radio, AM/FM
              Cassette Radio, (2) 75 Gallon Fuel Tanks, TULSA
              Winch, Twin Screw, 5th Wheel, 11R24.5 Front
              Tires, 75R24.5 Rear Tires. Odometer 229,102
              TX 2DW 963
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1106      2000 CHEVROLET 2500 Pickup, VIN                    14,850   11,138
              1GCGC24R6YR171093.
              (DID NOT SEE).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1111      2001 FORD F-250 Pickup, VIN 39882.                 27,345   20,509
              (DID NOT SEE).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1114      2001 DODGE 2500 Pickup, VIN 1B7KC23671J254683,     16,450   12,338
              CUMMINS Turbo Diesel Engine, Automatic Overdrive
              Transmission, AM/FM Cassette, Cloth Bucket Seats
              w/ Rear Bench Seat, P/W, P/S, P/L, 75R16 Tires.
              Odometer 177,326
              TX 4TW J26
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1116      1997 FORD F-250 VIN 1FTHX25F4VEC26625.             15,160   11,370
              (DID NOT SEE).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP                                           SECTION 03. INVENTORY

                                  ROLLING STOCK

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
COMPANY NO.                      DESCRIPTION                       FMV      OLV
--------------------------------------------------------------------------------
1120          2003 CHEVROLET 3500 Passenger Van, VIN
              1GAHG39U391225191, Automatic Overdrive
              Transmission, COBRA CB Radio, AM/FM CD Player,
              (2) Cloth Captains Chairs, (3) Cloth Bench
              Seats, 75R16 Tires. Odometer 28,149 TX 59K CT1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1134          2001 FORD F-250 Pickup, VIN 1FTRX17W81NC03886.     11,320    8,490
              (DID NOT SEE).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1138          2003 CHEVROLET Pickup, VIN 1GCHK23U23F104644.      29,525   22,144
              (DID NOT SEE).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1140          2003 CHEVROLET Pickup, VIN 1GCHC29UX3E140351.      24,035   18,026
              (DID NOT SEE).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1142          2003 CHEVROLET Pickup, VIN 1GCHC29U23E143079.      27,255   20,441
              (DID NOT SEE).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1144          2003 CHEVROLET Pickup, VIN 1GCGK13U83F175126.      24,500   18,375
              (DID NOT SEE).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1154          2003 CHEVROLET Pickup, VIN 1GCHC29U43E269864.      28,420   21,315
              (DID NOT SEE).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1162          2004 CHEVROLET 3500 Pickup, VIN                    18,035   13,526
              1GBJC34U04E199641, Automatic O/D Transmission,
              Dually, Leather Bucket Seats, AM/FM CD Player,
              8'W x 12'L Flatbed w/ MILLER BOBCAT Welder,
              LIFTMORE Electric Winch w/ 8' Boom, (4)
              RAWSON-KOENIG Toolboxes, 85R16 Tires. Odometer
              28,379 TX 9KY D17
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1164          2004 CHEVROLET Pickup, VIN 1GCHC29U34E226053.      18,620   13,965
              (DID NOT SEE).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1166          2004 CHEVROLET SUBURBAN VIN 3GNFK16ZX4G104813.     28,935   21,701
              (DID NOT SEE).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1168          2004 DODGE Pickup, VIN 3D7KU28C24G102737.          17,715   13,286
              (DID NOT SEE).
--------------------------------------------------------------------------------

SPA DRILLING, LP                                           SECTION 03. INVENTORY

                                  ROLLING STOCK

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
COMPANY NO.                      DESCRIPTION                       FMV      OLV
--------------------------------------------------------------------------------
1034          Trailer, VIN 34038. (DID NOT SEE).                  2,450    1,838
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1216          1978 NABORS Float Trailer, VIN 2526OLD3, 8'W x      6,370    4,778
              36'L, Tri-Axle, Tailroller, Wood Deck, 11R24.5
              Tires, 10-Hole Budds. TX 459 06Y
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1220          1999 Float Trailer, VIN TR185711, 8'W x 36'L,       9,310    6,983
              Tri-Axle, Tailroller, Wood Deck, 11R22.5 Tires,
              10-Hole Budds. TX 044 86Y
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1222          1996 SHOPBUILT Trailer. (Rig 10 Trash Trailer).     7,350    5,513
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1224          1982 SHOPBUILT Trailer. (Rip 2 Trash Trailer).      1,175      881
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1230          1980 NABORS Float Trailer, VIN 27546FBSD3, 8'W x    3,135    2,351
              34'L, Tri-Axle, Tailroller, Wood Deck, 11R22.5
              Tires, 10-Hole Budds. TX 459 20Y
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1234          1980 HOLDEN Low-Boy Trailer, VIN HLB483550870.      6,860    5,145
              (DID NOT SEE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1235          1980 CLARK Float Trailer, VIN 880300, 8'W x         7,350    5,513
              36'L, Tri-Axle, Tailroller, Steel Deck, 11R22.5
              Tires, 10-Hole Budds. TX Y87 139
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1237          1985 LUFKIN Float Trailer, VIN                      7,055    5,291
              1LO1B3623F1067284, 8'W X 34'L, Tri-Axle,
              Tailroller, Wood Deck, 11R22.5 Tires, 10-Hole
              Budds. TX Y44 791
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1239          1981 NABORS Float Trailer, VIN                      7,350    5,513
              1NT1T4838B1000501, 8'W x 34'L, Tri-Axle,
              Tailroller, Steel Deck, 11R22.5 Tires, 10-Hole
              Budds. TX 214 71Z
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1240          1970 HOBBS Float Trailer, VIN T52843,               5,880    4,410
              8'W x 34'L, Tri-Axle, Tailroller, Steel Deck,
              11R22.5 Tires, 10-Hole Budds. TX 035 15Z
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SPA DRILLING, LP                                           SECTION 03. INVENTORY

                                  ROLLING STOCK

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
        between Thornton Drilling Company and Spa Drilling Company, L.P.

--------------------------------------------------------------------------------
COMPANY No.                      DESCRIPTION                     FMV        OLV
--------------------------------------------------------------------------------
    1245      1982 VULCAN LowBoy Trailer, VIN                   6,910      5,183
              1V9L54401C1008297, 8'W x 40'L, 4-Axle,
              Tailroller, Wood Deck, 11R17.5 Tires,
              10-Hole Budds.
              TX W06-751
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1250      1997 SHOPBUILT Pole Trailer, VIN TR182514.          960        720
              (DID NOT SEE).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1251      1998 SHOPBUILT Front End Jeep.                    2,500      1,875
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1255      1997 BIG TEX Generator Trailer, VIN               2,350      1,763
              16VNX1026V1C91833.
              (DID NOT SEE).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1260      1997 TERR Pipe Trailer, VIN                         960        720
              1T9US3229VT227313, 3'6"W x 33'L, Tandem
              Axle, Single Tire, 7.00-15LT Tires
              TX 76W XTN
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1265      1997 TERR Utility Trailer, VIN                      640        480
              1T9US142XVT227287.
              (DID NOT SEE).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1267*     1981 HOBBS Float Trailer, VIN L802214,            5,000      3,750
              w/ Doghouse.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1270      1997 BIG TEX Steam Trailer, VIN                   2,350      1,763
              16VPX1424V1E91015.
              (DID NOT SEE).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1272      2002 TXMX Utility Trailer,                        2,000      1,500
              VIN 41MAU16282W016477.
              (DID NOT SEE).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1274      2003 Utility Trailer, VIN 1L9BC18243S295120,      2,000      1,500
              Tandem Axle, Single Wheel, 70R15 Tires.
              TX CBW V89
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1276      2003 TXMX Utility Trailer, VIN                    2,000      1,500
              41MCU16273W018442
              (DID NOT SEE).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1278      2004 TXMX Utility Trailer,                        2,000      1,500
              VIN 41MCU16284W020377.
              (DID NOT SEE).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Utility Trailer, Tandem Axle, Single Wheel,     2,000       1,500
              7.00/15LT Tires.
              TX 71W DRG
--------------------------------------------------------------------------------
                                                              982,420    736,815
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              TOTAL ROLLINGSTOCK                             $982,420   $736,815
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ALLOCATION                                                    838,614
--------------------------------------------------------------------------------

SPA DRILLING, LP.                                           SECTION 3. INVENTORY
APPRAISAL 12/06/04

                                  YARD TUBULARS

                             Exhibit A and Exhibit B
               to the Option and Asset Purchase and Sale Agreement
            between Thornton Drilling Company and Spa Drilling, L.P.

--------------------------------------------------------------------------------
                                                             FMV           OLV
--------------------------------------------------------------------------------
                      TUBULARS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
6,448 Ft. (208 Joints) 4-1/2", 16.60 Lb. Drill Pipe
w/ 4-1/2" IF Tool Joints.                                  232,128       226,325
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
806 Ft. (26 Joints) 5", 19.50 Lb. Drill Pipe, w/
4-1/2" IF Tool Joints. (Double White Band)                  33,852        33,005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) 8" OD x 31'L Drill Collars w/ 6-5/8" REG
Connections.                                                 9,000         8,775
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(14) 6-1/4" OD x 31'L Drill Collars w/ 4-1/2" XH
Connections.                                                44,800        43,680
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(17) 5-7/8" OD x 31'L Drill Collars w/ 4-1/2" XH
Connections.                                                51,000        49,725
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(3) 9-5/8" Casing.                                             630           615
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL SPA YARD TUBULARS                                   $371,410      $362,125
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ALLOCATION                                                 357,806
--------------------------------------------------------------------------------

                                    EXHIBIT B

------------------------------------------
RIG#      OPERATOR           CONTRACT
------------------------------------------

------------------------------------------
  1        MAK-J             24 WELLS
                         11-18-04 CONTRACT
------------------------------------------
  3       ENERVEST         40 ESTIMATED
                         11-24-04 CONTRACT
------------------------------------------
  5    EOG RESOURCES    5 WELLS EXTENDABLE
                         12-06-04 CONTRACT
------------------------------------------
  6     RYDER SCOTT          10 WELLS
                        01-25-05 CONTRACT
         RAY RICHEY          10 WELLS
------------------------------------------
  7    STAR OF TEXAS    6 WELLS EXTENDABLE
                         12-05-04 CONTRACT
------------------------------------------
  9    EOG RESOURCES    5 WELLS EXTENDABLE
                         12-06-04 CONTRACT
------------------------------------------
 10      WHITING       TIL END OF THE YEAR
                             10-22-04
        CROWNQUEST     TIL END OF THE YEAR
                         02-02-05 CONTRACT
------------------------------------------
 11    EOG RESOURCES    5 WELLS EXTENDABLE
                         12-02-04 CONTRACT
------------------------------------------

                                 AMENDMENT NO. 1
                                       TO
                           PURCHASE AND SALE AGREEMENT

     AMENDMENT NO. 1 (the "AMENDMENT") dated as of March 31, 2005 to the
Purchase and Sale Agreement (the "PURCHASE AGREEMENT") dated February 28, 2005 between Thornton Drilling Company, a Delaware corporation (and, as of the date of the Purchase Agreement, a Colorado corporation) ("BUYER") and SPA Drilling
L.P., a Texas limited partnership.

                                   WITNESSETH

     WHEREAS, the parties hereto desire to amend the Purchase Agreement in certain respects;

     WHEREAS, capitalized terms not otherwise defined herein shall have the meanings given to them in the Purchase Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Amendment to Section 1.3 of Purchase Agreement. Section 1.3 of
the Purchase Agreement is hereby amended by adding the letter "(a)" before the current words thereof and inserting a new clause (b) thereto as follows:

     "(b) Seller and Buyer agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement and to vest in Buyer good and marketable title to the Assets."

     Section 2. Amendment to Section 2.4 of Purchase Agreement. Section 2.4 of
the Purchase Agreement is hereby amended in its entirety by substituting the following:

     "2.4 The Effective Date of Sale of the Assets described in Section 1.1 shall be at the close of business by Seller on March 31, 2005."

     Section 3. Amendment to Section 4.1 of Purchase Agreement. Section 4.1 of
the Purchase Agreement is hereby amended by adding the following Section 4.1.11:

     "4.1.11 The conveyance of the Assets by Seller constitutes the sale of the entire operating assets of a business or of a separate division, branch, or identifiable segment of a business and is an occasional sale under Section
151.304 of the Texas Tax Code and the rules promulgated thereunder."

     Section 4. Amendment to Section 8.3 of Purchase Agreement. Section 8.3 of
the Purchase Agreement is hereby amended by adding the letter "(a)" before the current words thereof and inserting a new clause (b) thereto as follows:

     "(b) Notwithstanding anything in this Agreement to the contrary, on and after the Closing Date, Seller will afford promptly to Buyer and its agents reasonable access to its books

of account, tax returns, financial and other records (including, without limitation, accountant's work papers and all items referenced in Section 8.3(a)
to the extent not delivered to Buyer promptly after Closing), information, employees, consultants and auditors to the extent necessary or useful for Buyer in connection with any audit, investigation, dispute or litigation or any other reasonable business purpose relating to the business of the Buyer (after giving effect to the purchase of the Assets); provided that any such access by Buyer shall not unreasonably interfere with the conduct of the business of Seller.
Buyer shall hold, and shall use its best efforts to cause its officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning the business of the Seller as it exists after the
Closing, except to the extent that such information can be shown to have been
(i) previously known on a nonconfidential basis by Buyer, (ii) in the public domain through no fault of Buyer or (iii) later lawfully acquired by Buyer from third parties. The obligation of Buyer to hold any such information in confidence shall be satisfied if they exercise the same care with respect to such information as they would take to preserve the confidentiality of their own similar information. Without limiting the generality of the foregoing, Seller shall make available to Buyer any employees or consultants necessary or useful to the preparation of historical audited financial statements relating to the
Assets and shall use its best efforts to cause such employees or consultants to deliver to the Buyer's auditors all certifications, attestations and representations deemed necessary or useful for the completion of such historical audits."

     Section 5. Governing Law. This Amendment shall be governed by the law of the State of Texas, without regard to rules concerning conflicts of law rules.

     Section 6. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This
Amendment shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this
Amendment shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

                                       2

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the day and year first above written.

                                   SPA DRILLING, L.P.

                                   By: Spud, Inc., a Texas corporation,
                                          General Partner of SPA Drilling, L.P.

                                   By: /s/ BEN HOLMES
                                       -----------------------------------------
                                       Name: Ben Holmes
                                       Title: President

                                   EFO OILERS, L.P., a Texas limited partnership

                                      Limited Partner of SPA Drilling, L.P.

                                   By: EFO Holdings, L.P.
                                   Its: General Partner

                                   By: EFO GenPar, Inc., a Texas corporation
                                   Its: General Partner

                                   By: /s/ G. LARRY WALLACE
                                       -----------------------------------------
                                       Name: G. Larry Wallace
                                       Title: President

                                   BRH 2002, L.P., a Texas limited partnership

                                      Limited Partner of SPA Drilling, L.P.

                                   By: SHK Inc., a Texas corporation
                                   Its: General Partner

                                   By: /s/ BEN HOLMES
                                       -----------------------------------------
                                       Name: Ben Holmes
                                       Title: President

                                       3

                                   JIM D. MAYFIELD

                                   /s/ JIM D. MAYFIELD
                                   ---------------------------------------------
                                   Limited Partner of SPA Drilling, L.P.

                                   THORNTON DRILLING COMPANY

                                   By: /s/ RICHARD THORNTON
                                       -----------------------------------------
                                       Name: Richard Thornton
                                       Title: President

                                       4

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "ASSIGNMENT") is made and entered into as of this 31st day of March, 2005, by and among Thornton Drilling
Company, a Delaware corporation ("TDC"), and Union Drilling Texas, LP, a Texas limited partnership ("UDT").

                                   WITNESSETH:

     WHEREAS, TDC, as purchaser, and SPA Drilling, L.P., a Texas limited partnership ("SPA"), as seller, entered into that certain Option and Asset
Purchase and Sale Agreement dated February 28, 2005 (as amended, the "PURCHASE
AGREEMENT");

     WHEREAS, Union Drilling, Inc. has acquired all of the outstanding stock of
TDC and has formed UDT to take title to and hold the assets and agreements described in the Purchase Agreement;

     WHEREAS, Union Drilling, Inc. is an affiliate of TDC and owns in excess of 80% of the equity interests in UDT and the general partner of UDT;

     WHEREAS, this Assignment is pursuant to the right of TDC contained in
Section 8.8 of the Purchase Agreement to assign its rights under the Purchase
Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound,
TDC and UDT hereby agree as follows:

     TDC hereby assigns and sets over to UDT all of the rights and obligations of TDC under and with respect to the Purchase Agreement.

     UDT hereby accepts the above and foregoing assignment, assumes all of the obligations of TDC under the Purchase Agreement and agrees to perform any and all of the obligations of TDC thereunder, all effective as of the 31st day of
March 2005.

THORNTON DRILLING COMPANY,            UNION DRILLING TEXAS, LP,

a Delaware corporation                a Texas limited partnership.
                                         By: Union Drilling Texas GP, LLC

By: /s/ RICHARD THORNTON                 By: /s/ CHRISTOPHER STRONG
    -------------------------------          -----------------------------------
    Name:                                    Christopher Strong, President
    Title: